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                                                                    EXHIBIT 10.1

                               222 SUTTER STREET
                                  OFFICE LEASE

                         CONFIRMATION OF TERM OF LEASE

     This confirmation of term of lease is made on August 8, 1996, between 222 SUTTER STREET PARTNERS, LTD., a California limited partnership ("Landlord") and MAIDEN INTERACTIVE, a California corporation doing business as Ironlight Digital ("Tenant"), who agree as follows:

     1. Landlord and Tenant entered into a lease dated August 8, 1996 (the "Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord the premises described in Section 1.14 ("Premises").

     2. Under Section 3 of the Lease, Landlord and Tenant agree to confirm the Commencement and Expiration Dates of the Term:

          a.   August 9, 1996 is the Commencement Date of the Lease.

          b.   August 8, 2001 is the Expiration Date of the Lease.

     3.   Tenant further confirms that:

          a. It has accepted possession of the Premises as provided in the Lease, and that the Premises at the time it accepted possession were in satisfactory condition and in conformity with the provisions of the Lease in all respects; and

          b. Landlord has fulfilled all of its duties of an inducement nature, including completion of the Tenant Improvements, if any.

LANDLORD:                                   TENANT:
222 SUTTER STREET PARTNERS, LTD.            MAIDEN INTERACTIVE
A California limited partnership            a California corporation

By:  G&E Investor Associates IV,            By: /s/ [Signature Illegible]
     Ltd., a California limited                ---------------------------
     partnership, its general partner       Its: President
                                                --------------------------
                                            Date:   8/8/96
                                                 -------------------------

     By:  G&E Investor Properties I,        By: /s/ [Signature Illegible]
          Inc., its general partner            ---------------------------
                                            Its: Secretary
                                                --------------------------
                                            Date:   8/8/96
                                                 -------------------------
          By: /s/ [Signature Illegible]
             ---------------------------
          Its: VP
              --------------------------
          Date:   8/8/96
               -------------------------
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                               222 SUTTER STREET
                                  OFFICE LEASE


          THIS LEASE is made and entered into this 8 day of August, 1996, between 222 SUTTER STREET PARTNERS, LTD., a California limited partnership ("Landlord") and MAIDEN INTERACTIVE, a California corporation, doing business as Ironlight Digital ("Tenant").

          Landlord and Tenant hereby covenant and agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings:

     1.1 "Additional Rent" shall mean all obligations of Tenant hereunder other than the obligation for payment of Basic Rent.

     1.2 "Alterations" shall mean any alterations, additions, improvements, changes or installation in or to the Premises other than Tenant Improvements.

     1.3 "Basic Lease Information" shall mean the respective information set forth in the Basic Lease Information sheet which is attached to this Lease and made a part hereof by reference.

     1.4  "Basic Operating Cost" shall have the meaning given in Section 6.2

     1.5  "Basic Operating Cost Adjustment" shall have the meaning given in
     Section 6.2.

     1.6 "Building" shall mean the real property known as 222 Sutter, San Francisco, California together with the building constructed thereon and all other improvements thereon or appurtenances thereto.

     1.7  "Commencement Date" shall mean August 9, 1996.

     1.8 "Common Areas" shall mean the areas on individual floors of the Building devoted to non-exclusive uses such as corridors, fire vestibules, elevator foyers, lobbies, electric and telephone closets, restrooms, mechanical rooms, janitor closets and other similar facilities for the benefit of all tenants (or invitees) on the particular floor and other floors and shall also mean those areas of the Building devoted to mechanical and service rooms servicing more than one floor or the Building as a whole.

     1.9 "Estimated Basic Operating Cost" for any calendar year shall mean Landlord's estimate of Basic Operating Cost for
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such calendar year.

1.10 "Expiration Date" shall mean the date specified on the Basic Lease Information sheet when the Term shall end unless sooner terminated pursuant to the terms of this Lease.

1.11 "Fair Market Rent" shall mean the rate being charged for space of similar type, age and location.

1.12 "Net Rentable Area" shall mean the area or areas of space within the Building determined as follows: (i) Net Rentable Area on a single tenancy floor is determined by measuring from the inside surface of the outer glass and extensions of the plane thereof in non-glass areas to the inside surface of the opposite outer glass and extensions of the plane thereof in non-glass areas and shall include all areas within the outside walls, excluding vertical penetrations such as building stairs, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts; provided, however, vertical penetrations which are for the specific use of Tenant, such as special stairs or elevators, shall be included as Net Rentable Area; and (ii) Net Rentable Area for a partial floor shall include all space within the demising walls (measured from the midpoint of demising walls and in the case of exterior walls, measured as defined in (i) above plus Tenant's Share of any Common Area. The Net Rentable Area in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be the amount stated on the Basic Lease Information.

1.13 "Permitted Use" shall mean the specific use of the Premises set forth in the Basic Lease Information.

1.14 "Premises" shall mean the cross-hatched floor area more particularly shown on the Exhibit A floor plan attached hereto, containing the Net Rentable Area specified in the Basic Lease Information.

1.15 "Project" shall mean 222 Sutter Street, San Francisco, California.

1.16 "Rent" shall mean Basic Rent plus all Additional Rent.

1.17 "Security Deposit" shall mean the amount specified in the Basic Lease Information paid by Tenant to Landlord to be held pursuant to Section 7 hereof.

1.18 "Tenant Improvements" shall mean the improvement of the Premises to be provided by Tenant in accordance with Exhibit B.

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     1.19 "Tenant's Share" is specified in the Basic Lease Information and is based on the percentage which the Net Rentable Area of the Premises bears to ninety-five percent (95%) of the total Net Rentable Area of the Building or to the total Net Rentable Area leased in the Building (if such total is greater than ninety-five percent (95%) of the total Rentable Area).

     1.20 "Term" shall mean a period commencing with the Commencement Date and ending on the Expiration Date stated in the Basic Lease Information sheet.

     1.21 Other Terms used in this Lease and in the Basic Lease Information sheet shall have the meanings given them thereon and herein.

2. Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises for the Term and upon all the terms, conditions and covenants of this Lease.

3. Term. Except as otherwise provided herein, the Term shall commence upon the Commencement Date and shall continue in full force until the Expiration Date set forth in the Basic Lease Information. On the Commencement Date, Landlord and Tenant shall execute a Confirmation of Term of Lease in the form attached as Exhibit D hereto.

4. Improvements and Acceptance. As promptly as practicable after the date of execution of this Lease, Tenant shall undertake to complete the Tenant Improvements in accordance with the provisions of Exhibit B. Tenant shall accept possession of the Premises in their then existing "as is" condition, and the taking of possession or use of the Premises by Tenant shall constitute and establish that the Premises were at such time in satisfactory condition and in conformity with the provisions of this Lease in all respects. The Confirmation of Term of Lease to be executed pursuant to Section 3 above shall include confirmation by the Tenant of the above. Tenant acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises, other than those contained in Exhibit B, have been made by Landlord.

5.   Basic Rent, Additional Rent and Late Charges.

     5.1 Tenant shall pay the Basic Rent for the Premises in the amount set forth in the Basic Lease Information (subject to adjustment as set forth herein). Basic Rent for the first month of the Term shall be paid by Tenant upon execution of this Lease. Commencing with the first day of the second calendar month of the first year of the Term, Tenant shall pay Rent in equal monthly installments on or before the first day of each calendar month during the Term in advance and without

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     demand. If the Term commences on other than the first day of a month, then
     Rent provided for such partial month shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the Commencement Date. If the Term terminates on other than the last day of a calendar month, then Rent provided for such partial month shall be prorated and the prorated installment shall be paid on the first day of such calendar month. In addition to said Basic Rent, Tenant agrees to pay the Additional Rent as and when herein provided in this Lease. Rent shall be payable to Landlord, without deduction or offset, in lawful money of the United States of America at the address for Landlord set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

     5.2 Tenant shall pay to Landlord all charges and other amounts whatsoever as provided in this Lease as Additional Rent as and when due and payable under the provisions of this Lease. Landlord shall have the same remedies for Tenant's failure to pay any item of Additional Rent when due as for failure to pay any installment of Basic Rent when due.

     5.3 Tenant hereby acknowledges that late payment to Landlord of Basic Rent or any item of Additional Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any ground lease, underlying lease, mortgage or trust deed covering the Building. Accordingly, if any installment of Basic Rent or any payment of Additional Rent is not received by Landlord within five (5) calendar days of its due date, Tenant shall pay Landlord a late charge equal to five percent (5%) of such overdue amount. If during the twelve (12) month period preceding any late payment of Basic Rent or Additional Rent Tenant has incurred two or more late charges, the late charge shall equal ten percent (10%) of the overdue amount, rather than five percent (5%) of the overdue amount. The parties agree that such charges represent a fair and reasonable estimate of the costs Landlord will incur by reason of a late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its rights or remedies granted hereunder.

6.   Tenant's Share of Increase in Basic Operating Cost.

     6.1 In addition to the Basic Rent to be paid hereunder, Tenant shall pay as Additional Rent, Tenant's Share of the increase in Basic Operating Cost (as hereinafter defined) in

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     the manner set forth below. The provisions for payment of the increase in
     Basic Operating Cost by means of periodic payment of Tenant's Share of the increase in Estimated Basic Operating Cost and the Basic Operating Cost Adjustment are intended to pass on to Tenant and reimburse Landlord for Tenant's Share of all increases in costs and expenses over 1997 described in this Section 6 below.

     6.2 For purposes of this Section, the following terms shall have the meaning hereinafter set forth:

          (a) "Basic Operating Cost" shall mean the total cost and expenses paid or incurred by Landlord in connection with the management, operation, maintenance and preservation of the Building, including without limitation, (1) Taxes (as herein defined); (2) wages, salaries and related expenses and benefits of all parties and individuals engaged in the operation, management, maintenance and security of the Building and the costs of an office in the Building; (3) supplies, materials and equipment rental used in operation and maintenance of the Building; (4) utilities, including without limitation water and power, air conditioning, heating, lighting and ventilating the Building; (5) all maintenance, janitorial and service agreements for the Building and the equipment therein, including without limitation, alarm service, window cleaning, elevator maintenance, sidewalks, landscaping, Building exterior and service areas; (6) reasonable management fees of all contractors engaged by Landlord or charged by Landlord if Landlord performs management services in connection with the Building; (7) reasonable legal and accounting services for the Building; provided, however, that legal expense shall not include the cost of negotiating leases, collecting rents, or legal costs incurred in proceedings against any specific tenant; (8) all insurance premiums and costs, including but not limited to, the premiums and cost of fire, casualty and liability coverage and rental abatement and earthquake insurance (if Landlord elects to provide such coverage) applicable to the Building and Landlord's personal property used in connection therewith; (9) repair, replacements and general maintenance (except for repairs paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant); (10) the cost of any capital improvements made to the Building after completion of its construction as a labor-saving device or to effect other economies in the operation or maintenance of the Building, or made to the Building after the date of this Lease, that are required under any governmental law or regulation that was not applicable to the Building at the

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time that permits for the construction thereof were obtained, such cost to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of ten percent (10%) per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; and (11) any other reasonable expense incurred in managing, operating, maintaining and repairing the Building. In the event that the Building is not 95% occupied during any Expense Year as determined by Landlord, an adjustment shall be made in computing the Basic Operating Cost for such Expense Year so that Basic Operating Cost shall be computed as though the Building had been ninety-five percent (95%) occupied; provided, however, that in no event shall Landlord be entitled to collect in excess of ninety-five percent (95%) of the total Basic Operating Costs from all of the Tenants in the Building including Tenant. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. Basic Operating Cost shall not include specific costs incurred for the account of, separately billed to and paid by specific tenants.

(b) "Taxes" shall mean all taxes, assessments and charges levied upon or with respect to the Building or any personal property of Landlord used in the operation thereof, or Landlord's interest in the Building or such personal property, including, but not limited to, all general real property taxes and general and special assessments, charges, fees or assessments for transit, child care, housing, police, fire of other governmental services or purported benefits to the Building, service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business or of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Taxes shall not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources, unless, due to a change in the

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     method of taxation, any of such taxes are levied or assessed against
     Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute Taxes. Taxes shall also include actual legal and consulting fees, costs and disbursements incurred in connection with applications or proceedings to reasonably contest, determine or reduce Taxes.

     (c) "Expense Year" shall mean each twelve (12) consecutive month period commencing January 1st of each year during the Term of this Lease, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Share of Basic Operating Cost shall be equitably adjusted for the Expense Years involved in any such change.

     (d) "Estimated Basic Operating Cost" for any particular Expense Year shall mean Landlord's estimate of the Basic Operating Cost for such Expense Year.

     (e) "Basic Operating Cost Adjustment" shall mean the difference between Basic Operating Cost and Estimated Basic Operating Cost for any Expense Year.

     (f) "1997 Expense Year" shall mean the Expense Year beginning January 1, 1997 and ending December 31, 1997.

6.3 Tenant shall pay to Landlord as Additional Rent one-twelfth (1/12th) of Tenant's Share of the increase in the Estimated Basic Operating Cost for each Expense Year over the Basic Operating Cost during the 1997 Expense Year, on or before the first day of each month, in advance, during the Term and commencing with January 1, 1998, in an amount estimated by Landlord and billed by Landlord to Tenant; provided that Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. Within one hundred twenty (120) calendar days after the end of each Expense Year after the 1997 Expense Year, or as soon thereafter as practicable, Landlord shall furnish Tenant with a statement (herein called "Landlord's Expense Statement"), setting forth in reasonable detail the Basic Operating Cost for such Expense Year, the Basic Operating Cost for the 1997 Expense Year and Tenant's Share of the increase in such Basic Operating Cost. If Tenant's share of the increase in Basic Operating Cost for such Expense Year exceeds the increase in the Estimated Basic Operating Cost paid by Tenant for such Expense Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the increase of the Basic Operating Cost, for which Tenant is


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
        responsible, within fifteen (15) calendar days after the receipt of Landlord's Expense Statement. If the total increase in the Estimated Basic Operating Cost paid by Tenant for any such Expense Year shall exceed Tenant's share of the increase in Basic Operating Cost for such Expense Year, the excess paid by Tenant shall be credited against the next installment of the increase in the Estimated Basic Operating Cost due from Tenant to Landlord hereunder.

        6.4 If the Expiration Date fixed for this Lease shall occur on a date other than the end of an Expense Year, Tenant's Share of the increase in Basic Operating cost for the Expense Year in which the Expiration Date falls shall be in the proportion that the number of calendar days from and including the first day of the Expense Year in which the Expiration Date occurs to and including the Expiration Date bears to 365. After Tenant's share of such increase in Basic Operating Cost has been finally determined and Landlord's Expense Statement has been furnished to Tenant pursuant to this Section and if there shall have been an underpayment of Tenant's Share of the increase in Basic Operating Cost, Tenant shall remit the amount of such underpayment to Landlord within fifteen (15) calendar days of receipt of such statement, and if there shall have been an overpayment, Landlord shall remit the amount of any such overpayment, less any amounts then owed to Landlord by Tenant under this Lease, to Tenant within fifteen (15) calendar days of the issuance of such statement.

        6.5 In the event that Tenant shall dispute the amount set forth in Landlord's Expense Statement for any year, and provided that Tenant is not then in default hereunder, Tenant shall have the right, not later than thirty (30) calendar days following the receipt of such statement, to cause Landlord's books and records with respect to Basic Operating Cost for such year to be audited by certified public accountants selected by Tenant and subject to Landlord's reasonable right of approval. The Basic Operating Cost Adjustment shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for a refund in excess of ten percent (10%) of Tenant's Share of the increase in Basic Operating Cost previously reported, the cost of such audit shall be borne by Landlord; otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this Section 6.5 within twenty (20) calendar days after receipt of Landlord's Expense Statement, such statement shall be final and binding for all purposes hereof.


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7.   Security Deposit and Letter of Credit.

     7.1 Concurrently with the execution of this Lease, the Tenant has paid and deposited with Landlord the sum set forth in the Basic Lease Information as the Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, without waiving any of Landlord's other rights and remedies, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default, the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of said Security Deposit is so used or applied, Tenant shall within ten (10) calendar days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within fourteen (14) calendar days after termination of this Lease but only after delivery of possession of the entire Premises to Landlord and the performance by Tenant of all obligations required hereunder.

     7.2 Concurrently with the execution of this Lease, Tenant has deposited with Landlord an unconditional, irrevocable letter of credit (the "Letter of Credit") in the amount specified in the Basic Lease Information (the "Letter of Credit Amount"). The Letter of Credit shall be in the form attached as Exhibit F hereto and shall be issued by a bank selected by Tenant and reasonably acceptable to Landlord. Tenant shall pay all expenses, points, or fees incurred by Tenant in obtaining the Letter of Credit. Tenant shall cause the Letter of Credit to be in effect during the initial five-year Term of the Lease. Tenant may, from time to time, replace any existing Letter of Credit with a new Letter of Credit if the new Letter of Credit: (a) becomes effective at least thirty (30) days before expiration of the Letter of Credit it replaces; (b) is in the required amount; (c) is issued by a bank reasonably acceptable to Landlord; and (d) otherwise complies with the requirements of this Section 7.2. Landlord shall hold the Letter of Credit as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, without waiving any of Landlord's other rights and remedies, Landlord may draw on that portion of the Letter of Credit necessary to pay any Rent or any other sum in default, any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If Tenant fails to renew or replace the letter of Credit at least thirty (30) days before its expiration, Landlord may, without prejudice to any other remedy it has, draw on all of the Letter of Credit. Any amount of the Letter of Credit that is drawn on by Landlord but not applied by Landlord shall be held by Landlord as a security deposit (the "Letter of Credit Security Deposit"). If Landlord draws on any portion of the Letter of Credit, Tenant shall within ten (10) calendar days after written demand therefor either (a) deposit cash with Landlord in an amount that, when added to the amount remaining under the Letter of Credit and the amount of any Letter of Credit Security Deposit, shall equal the Letter of Credit amount then required under this Section 7.2, or (b) reinstate the Letter Credit to the Letter of Credit amount then required under this Section 7.2. If Landlord applies any portion of the Letter of Credit Security Deposit, Tenant shall, within ten
     (10) calendar days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Letter of Credit Security Deposit to the amount then required under this Section 7.2. Tenant's failure to do so shall be a materially breach of this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Letter of Credit or any balance thereof shall be returned to Tenant within fourteen (14) calendar days after the earlier of
     (i) the end of the initial five-year term of the Lease or (ii) termination of this Lease but in such case only after delivery of possession of the entire Premises to Landlord and the performance by Tenant of all obligations required hereunder.

8.   Use.

     8.1 The Premises shall be used for the Permitted Use and no other use or purpose. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, including but not limited to laws governing hazardous or toxic substances, or which is prohibited by the standard form of fire and extended coverage insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit


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

        anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance, including but not limited to the emanation of any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations, in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises.

        8.2 For purposes of this Section, the following terms shall have the meaning hereinafter set forth:

                (a) "Hazardous Materials" shall include all solid, liquid or gaseous materials defined or regulated as wastes under any federal statute or regulation or any state of local law, regulation, ordinance and shall further include all other substances defined or regulated as pollutants or as hazardous, toxic, infectious, or radioactive substances under any federal statute or regulation or any state or local law, regulation or ordinance, all as amended from time to time.

                (b) "Hazardous Materials Activities" shall mean the use, generation, storage or disposal of Hazardous Materials on, under or about, or the transportation of Hazardous Materials to or from, the Premises or the Building.

        8.3 Tenant shall not cause or permit any Hazardous Materials Activities to be conducted on, under or about the Premises or the Building except in compliance with all applicable federal, state and local laws, regulations, ordinances and orders governing Hazardous Materials or Hazardous Materials Activities, which compliance shall be at Tenant's sole cost and expense. Additionally, Tenant shall not cause or permit any Hazardous Materials to be disposed of on, under or about the Premises or the Building without the prior written consent of Landlord, which may be withheld for any reason and may be revoked at any time.

        8.4 Landlord shall not be liable to Tenant or to any other party for any Hazardous Materials Activities conducted or permitted on, under or about the Premises or the Building by Tenant or by Tenant's employees, agents, contractors, licensees or invitees, and Tenant shall indemnify, defend and hold Landlord harmless from any claims, damages, fines, penalties, losses, judgments, costs and liabilities arising out of or related to any Hazardous Materials Activities conducted or permitted on, under or about the Premises or the Building by Tenant or by Tenant's employees, agents, contractors, licensees or invitees, regardless of whether

     Landlord shall have had notice of such Hazardous Materials Activities. The provisions of this Section 8.4 shall survive the expiration or earlier termination of this Lease.

     8.5 At the expiration or earlier termination of this Lease, Tenant shall remove from the Premises and the Building, at Tenant's sole cost and expense, all Hazardous Materials which Tenant has stored or disposed of on, under or about the Premises and Building.

9.   Utilities and Services.

     9.1 Subject to the provisions of this Lease and the Rules and Regulations of the Building, Landlord shall furnish to the Premises (i) water at those points of supply for general use by tenants in the Building, (ii) electricity for Building Standard lighting, typewriters, computers, copy machines, telecopiers and other office machines of similar low electrical consumption, 24 hours a day, 7 days a week, (iii) heat and air conditioning reasonably required for the comfortable occupation of the Premises and as permitted by applicable law and governmental regulation, from 8:00 A.M. to 6:00 P.M., Monday through Friday, excluding holidays, or on other days and/or at other times as requested by Tenant with 24 hour prior written notice, (iv) elevator service, (v) lighting replacement (for Building Standard lights), (vi) restroom supplies, and (vii) window washing with reasonable frequency, all during the times and in the manner that such services are customarily furnished in comparable office buildings in the area; provided, however, that all electricity provided to the "Computer Room" as shown on Exhibit A shall be separately metered (a separate meter shall be installed as part of the Tenant Improvements) and paid for by Tenant. Landlord shall be responsible for furnishing janitorial service on the Premises at the times and days determined by Landlord. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent be abated, except as provided below, by reason of the installation, use or interruption of use, of any equipment in connection with the furnishing of any of the foregoing services or the failure to furnish or the delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the control of Landlord or by the making of necessary repairs or improvements to the Premises or the Building, or the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or utility serving the Premises or the Building. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services. However, when Tenant cannot conduct normal business practice because of such interruption of service for a period of more than ten (10) consecutive working days, rent shall be waived until such time that normal business practice can once again commence.

      9.2 Whenever heat generating machines or equipment or lighting other than Building Standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises, and the costs thereof shall be paid by Tenant to Landlord upon billing by Landlord. Tenant also shall pay as Additional Rent the cost of providing all heating or cooling energy to the Premises in excess of that required for normal office use or during hours requested by Tenant when heat or air conditioning is not otherwise furnished by Landlord. If Tenant installs lighting requiring power in excess of that required for normal office use in the Building or if Tenant installs equipment requiring power in excess of 110 volts, Tenant shall pay the cost of installing any additional risers, transformers, panels or other facilities that may be necessary to furnish such excess power to the Premises.

      9.3 Notwithstanding any other provision hereof, in the event that any law, ordinance or other governmental regulation now or hereafter in effect shall impose a limit on the allocation to the Building or any utility or other service, whether or not the same is to be supplied to the Premises by Landlord under this Section, then Tenant shall not use or cause to be consumed on the Premises, nor shall Landlord be required to provide to the Premises hereunder, such utility or other service in an amount or in a manner which would result in the violation by Landlord or Tenant of such law, ordinance or regulation.

10.   Alterations and Tenant's Property.

      10.1 Tenant shall not make or suffer to be made any Alterations in or to the Premises without first obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. All permitted Alterations shall be done solely at Tenant's expense, in accordance with all applicable laws, ordinances and regulations, and all requirements of Landlord's and Tenant's insurance policies and only in accordance with plans and specifications approved by Landlord, shall be performed only by such contractors, mechanics or workmen as are approved in writing by Landlord and shall be subject to such other conditions as Landlord may reasonably require. All such Alterations shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof at the end of the Term hereof or upon earlier vacating of the Premises, provided that Landlord may by written notice to Tenant, given at the time consent to the Alterations is given, require Tenant to remove all

     Alterations. If Tenant does not obtain Landlord's prior written consent to any Alterations for which such consent is required, Landlord may by written notice to Tenant, given thirty (30) calendar days following the expiration or termination of this Lease, require Tenant to remove such Alterations. Tenant shall upon demand by Landlord, at Tenant's sole cost and expense and with all due diligence, remove all Alterations made by or for the account of Tenant, as designated by Landlord to be removed, and Tenant shall with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition.

     10.2 All articles of personal property and all business and trade fixtures, equipment and furniture owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of the Tenant (herein "Tenant's Property"). Tenant shall remove all Tenant's Property, at its sole cost and expense, prior to the expiration of the Term or earlier vacating of the Premises. Tenant shall repair any damage to the Premises or the Building caused by the bringing in or the removal of Tenant's Property.

11. Liens. Tenant shall keep the Premises and Building free from, and defend and hold harmless Landlord from, any and all liens or claims arising out of any work performed, materials furnished or obligations incurred by or for the account of Tenant. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord deems proper for the protection of Landlord, the Premises and the Building from such liens or claims. Prior to the commencement of any permitted work of alteration, addition or improvement to the Premises, Tenant shall give Landlord at least ten (10) working days prior written notice of the proposed commencement of such work.

12.  Maintenance and Repairs.

     12.1 Tenant agrees and shall, at its own cost and expense, take good care of the Premises and maintain said Premises in good condition and repair, ordinary wear and tear excepted. In addition, Tenant shall be responsible for and reimburse Landlord for all repairs and replacements to the Premises, the Building or any Common Area, structural or otherwise, which are necessitated or result from the acts, omissions or negligence of Tenant or any person or entity claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors, or the occupancy of the Premises by Tenant or any such person or entity.

     12.2 Subject to the foregoing paragraph and the provisions of this Lease as to damage or destruction, Landlord shall repair and maintain the roof, exterior walls and Common Areas of the Building and the plumbing, heating, ventilating and electrical systems serving the Premises. Tenant shall immediately give Landlord written notice of a need for repairs or maintenance, after which Landlord shall have a reasonable opportunity to make such repairs or perform such maintenance. Landlord's liability for any failure to make repairs or to perform any maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance, unless or to the extent Tenant suffers damages as a result of the same caused by Landlord's gross negligence or willful misconduct. Except as otherwise set forth in the last sentence of Section 9.1, there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in fixtures, appurtenances and equipment therein; provided, however, that in making such repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises, notwithstanding Section 9.1 herein. As a material inducement to Landlord entering into this Lease, Tenant waives and releases its right to make repairs other than in the event of an emergency at Landlord's expense under any applicable statute, law, regulation or ordinance now or hereafter in effect.

13. Access to Premises. Upon reasonable notice to Tenant except in the event of an emergency, Landlord reserves and shall at all times have the right to enter the Premises to inspect same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees or to post notices of nonresponsibility, and to alter, improve or repair the Premises and portions of the Building, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where required by the character of the work performed, or for any other purpose Landlord may deem necessary; provided, however, that any such access by Landlord shall not unreasonably interfere with the business of Tenant. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy for quiet enjoyment of the Premises or any other loss occasioned thereby, other than any rent abatement as provided in Section 9.1 of this Lease. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all doors in, upon and about the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Tenant shall not be entitled to any abatement of Rent by reason of the exercise by Landlord of such right of entry. Landlord shall also have the right at any time, without same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets and other public parts or Common Areas of the Building.

14.  Damage or Destruction.

     14.1 If the Premises or the Building are damaged by any casualty insured against by Landlord to an extent not exceeding twenty-five percent (25%) of the then replacement value thereof and if the damage is such that repairs can, in Landlord's opinion, be made within one hundred eighty
     (180) calendar days after notice to Landlord of the occurrence of such damage and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, Landlord shall commence and diligently proceed with the repair of such damage and this Lease shall continue in full force and effect.

     14.2 If the Premises or the Building are damaged by any casualty not insured against by Landlord, or if such damage exceeds twenty-five percent (25%) of the then replacement value thereof, or if such repairs cannot, in Landlord's reasonable opinion, be made within such one hundred eighty
     (180) calendar day period Landlord may, at its option, make such repairs within a reasonable time and in such event this Lease shall continue in effect. However, Tenant may, at its option, decide to cancel this Lease if repairs are estimated to take or do take more than 180 calendar days or if more than twenty-five percent (25%) of the Premises are destroyed such that Tenant cannot reasonably operate its business. If Tenant does not terminate this Lease, Landlord's election to make such repairs must be evidenced by written notice to Tenant within thirty (30) calendar days after notice to Landlord of the occurrence of the damage advising Tenant whether or not Landlord will make such repairs. If Landlord does not so elect to make such repairs under this paragraph, then either party may by written notice to the other cancel this Lease as of the date of the occurrence of such damage.

     14.3 Notwithstanding anything to the contrary in this Section, Landlord shall not have any obligation whatsoever to repair any damage resulting from any casualty occurring during the last six (6) months of the Term of this Lease, and Tenant has the right to terminate this Lease if Landlord does not repair such damage.

          14.4 No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or any portion of the Building. Landlord shall use its reasonable efforts to effect such repair or restoration promptly in such manner as not to unreasonably interfere with Tenant's use and occupancy. Landlord shall not be required to carry insurance of any kind on Tenant's property and shall not be obligated to repair any damage thereto or replace the same except to the extent such damage was caused by Landlord's gross negligence or willful misconduct. With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, waives and releases its rights under the provisions of California Civil Code Sections 1941 and 1942.

          14.5 During such periods of time that the Premises shall not be tenantable as a result of the damage to the Premises or the Building, the Rent shall abate proportionately based on the ratio that the portion of the Premises which is not tenantable bears to the entire Premises; provided, however, that there shall be no abatement of Rent if the damage is due to the act or negligence of Tenant or any of its employees, servants, agents, representatives, licensees, invitees, or visitors and all such damage or destruction shall be repaired by Tenant, at its sole expense (to the extent not covered by insurance; provided, however, that if such damage or destruction results in an increase in the insurance premium for the Building, such increase shall be billed to Tenant), and as soon as practicable. For purposes herein the term "tenantable" shall mean the state of the Premises in which use and occupancy by Tenant, including reasonable access, are reasonably available.

     15.  Indemnity.

          15.1 Tenant agrees to defend, indemnify and hold harmless Landlord, its agents and representatives, the lessor or lessors under all ground and underlying leases, and the successors and assigns of such parties, from and against any and all claims or liability for any injury, loss or damage to any person or property occurring in or about the Premises or the Building and from and against any and all costs, expenses and liabilities (including without limitation court costs and attorneys' fees) incurred in connection with or arising from (i) any act, omission or negligence of Tenant or any person claiming through or under Tenant, or its agents, servants, employees, contractors, visitors, guests, invitees or licensees, (ii) the use or occupancy or manner of use and occupancy of the Premises or the Building by Tenant or any person claiming through or under Tenant, or (iii) any default or failure by Tenant to observe or perform the terms and conditions of this Lease.

     15.2 Landlord shall not be responsible or liable to Tenant, and Tenant hereby waives any claims against Landlord, for any injury, loss or damage to any person or property in or about the Premises or the Building arising from or by any cause whatsoever, including without limitation any injury, loss or damage resulting from theft, or caused by electrical, heating, pluming, sewer or other systems in the Premises or Building, or water leakage of any kind from the roof, walls, or other portion of the Building, or the acts or omissions of any other tenant, or occupant of the Building except such as is caused by reason of the gross negligence or willful acts of Landlord, or its agents, servants or employees.

16.  Tenant's Insurance.

     16.1 Tenant shall, at all times during the Term hereof and at Tenant's sole cost and expense, obtain, maintain and keep in full force and effect the following insurance:

          (a) Comprehensive General Liability Insurance insuring Tenant against any liability arising out of the leasing, use, occupancy or maintenance of the Premises and the roof area of the Building on which Tenant's antennae are located, and all areas appurtenant thereto. Such insurance shall be in the amount of $1,000,000.00 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence. The policy shall insure the hazards of premises and operations, independent contractors, contractual liability (covering Tenant's indemnity hereunder) and shall name Landlord as an additional insured and shall provide that the insurance maintained by Tenant is primary insurance and not excess over, or contributory with, any other insurance available to the Landlord.

          (b) Worker's Compensation and Employer's Liability insurance (as required by state law).

          (c) Any other form or forms of insurance as Landlord or any ground lessor or mortgagee of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

     16.2 All insurance policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a general Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Best's Insurance Guide. Tenant shall deliver to Landlord prior to the time Tenant takes possession of the premises for any reason, copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable, nor shall the insurance provided under any such policy be reduced, except after thirty (30) calendar days prior written notice to Landlord and the policy shall so provide. Tenant shall, within ten (10) working days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as Additional Rent.

17. Insurance Subrogation. Landlord and Tenant shall each obtain from their respective insurers under all policies of fire and other property insurance now or hereafter maintained by either of them at any time during the Term hereof insuring or covering the Building or any portion thereof or operations therein a waiver of all rights of subrogation which the insurer of the insured party might have against the other party, provided such a waiver is available. The cost of obtaining any such waiver shall be borne by the party who bears the cost of the policy to which such a waiver is attached. Landlord and Tenant each shall indemnify the other against any loss or expense, including attorney's fees, resulting from the failure to obtain any such waiver, provided the same is available.

18. Eminent Domain. If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for the interruption of, or damage to, Tenant's business and/or for Tenant's separate moving expenses (to the extent such award for separate moving expenses does not reduce any award made to Landlord). In the event of a partial taking which does not result in a termination of this Lease, Rent shall be abated in proportion to the part of the Premises so made unusable to Tenant. No temporary taking of the Premises and/or Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of Rent hereunder; any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein.

19.   Assignment and Subletting.

      19.1 Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder or permit the Premises to be occupied by anyone other than Tenant or assign or sublet the Premises or any portion thereof without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed. Any sale or other transfer, including by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority of the partnership interests in Tenant, if Tenant is a partnership, shall be deemed an assignment for purposes of this Section. Tenant may, however, assign the Lease at any time, or sublease all of part of the Premises, without Landlord's consent, to any entity which is the successor to Tenant by consolidation, merger or reorganization, or which has acquired all or substantially all of the assets of Tenant, or which is controlled directly or indirectly by Tenant, or which controls, directly or indirectly, Tenant, or which is under common control with Tenant, provided the financial condition of such assignee or sublessee is equal to or better than that of Tenant and further provided that no such sublease shall relieve Tenant of its obligations hereunder. A party shall be deemed to "control" another party for purposes of this Section 19.1 only if the first party owns more than fifty percent (50%) of the voting stock or other beneficial interests of the second party.

19.2 If Tenant desires at any time to enter into an assignment or sublease of the Premises, or any portion thereof, it shall make a written request for consent of the Landlord at least thirty (30) calendar days prior to the proposed assignment or sublease which request shall contain (a) the name of the proposed assignee or subtenant, (b) the nature of the proposed assignee's or subtenant's business to be carried out on the Premises, (c) the terms and provisions of the proposed assignment or sublease, including proposed effective date, and (d) such financial information as Landlord may request concerning the proposed assignee or subtenant. Landlord shall then have a period of ten (10) working days following receipt of such request within which to notify Tenant in writing that Landlord either (i) elects to terminate the Lease as to the space so affected as of the date so specified by Tenant in which event Tenant will be relieved of all further obligations hereunder as to such space, or (ii) elects to permit Tenant to assign or sublet such space to the assignee or subtenant named in the request, or (iii) will not consent to the proposed assignment or sublease. If Landlord should fail to notify Tenant in writing of its decision within said 10-day period, Landlord shall be deemed to have elected option
(iii) above. Any net effective rent or other economic consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder, after actual subletting and assignment costs, commissions, tenant improvements or any costs incurred by Tenant subleasing space, shall be paid fifty percent (50%) to Landlord and fifty percent (50%) to Tenant. Tenant's obligation to pay over Landlord's portion of the consideration shall constitute an obligation for Rent hereunder.

     19.3 No consent by Landlord to any assignment or sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease. The consent by Landlord to any assignment or sublease shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or sublease. Any assignment or sublease that is not in compliance with this Section shall be void and, at the option of Landlord, shall constitute a default by Tenant under this Lease. The acceptance of Rent by Landlord from a proposed assignee or subtenant shall not constitute the consent to such assignment or sublease by Landlord.

     19.4 Each assignee, subtenant or other transferee to which consent has been given by Landlord shall execute such documents in writing as shall be satisfactory to Landlord. Each assignee or other transferee (other than a subtenant) shall assume and be liable jointly and severally for all obligations of Tenant under this Lease; provided, however, that the assignee or other transferee shall be liable to Landlord for rent only in the amount set forth in the assignment or transfer document.

     19.5 In the event Tenant requests Landlord to consent to a proposed assignment, subletting, or transfer, Tenant shall pay to Landlord, whether or not such consent is ultimately given, Landlord's administrative fee in connection with such request in the amount of $500.00 for each request for consent per potential assignee, subtenant or transferee.

20.  Defaults and Remedies.

     20.1 The occurrence of any of the following events ("Event of Default") shall constitute a material default and breach of this Lease by Tenant:

           (a) The failure by Tenant to pay any Basic Rent or Additional Rent, if not paid within three (3) days of the date when the same becomes due and payable; or

           (b) The failure by Tenant to pay any other sum when and as the same becomes due and payable and such failure continues for more than ten
           (10) calendar days; or

           (c) Tenant's failure to cause to be released any mechanic's liens recorded against the Premises for work ordered by Tenant within ten (10) calendar days after the date same shall have been filed; or

          (d) The failure by Tenant to observe or perform any provision of this Lease to be observed or performed by Tenant, other than as specified in (a)-(c) above, where such failure continues for thirty
          (30) calendar days after the written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) calendar day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; or

          (e) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) calendar days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) calendar days; or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) calendar days.

     20.2 If an Event of Default shall occur, then in addition to any other rights or remedies available to Landlord at law or in equity all of which rights and remedies shall be cumulative, Landlord at any time thereafter may give a written termination notice to Tenant, and on the date specified in such notice (which shall be not less than three (3) calendar days after the giving of such notice) Tenant's right to possession shall terminate and this Lease shall terminate, unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease (together with the late charges and interest provided for herein) and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. In the event that Landlord shall elect to terminate this Lease then Landlord may recover from Tenant:

          (a) The worth at the time of award of any unpaid rent which has been earned at the time of such termination;

          plus

          (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (d) Any other amount reasonably necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

          (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing, as may be permitted from time to time by applicable law. As used in subsections 20.2(a) and (b) above, the "worth at the time of award" shall be computed by allowing interest at the rate of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is lower. As used in subsection 20.2(c) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Section 20.2 shall be deemed to be and to mean the Basic Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease. All such sums, other than the Basic Rent, shall be computed based on the amounts payable by Tenant hereunder.

     20.3 If an Event of Default shall occur, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due. In such event, Landlord shall have the right to re-enter and take possession of the Premises and remove all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

21. Subordination. Without the necessity of any additional documents being executed by Tenant for the purpose of effecting a subordination, Tenant agrees that this Lease shall be subject and subordinate at all times to (i) all ground leases or underlying leases that may now exist or hereafter be executed affecting the Building, and (ii) the lien of any mortgages or deeds of trust in any amount that may now exist or hereafter be placed on the Building, ground leases or underlying leases, or Landlord's interest or estate therein, or portion thereof and which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate, or cause to be subordinated, any such ground leases or underlying leases or any such liens to this Lease. Notwithstanding such subordination, in the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant's right to possession of the premises shall not be disturbed if Tenant shall not be then in default in the terms of the Lease, including the payment of Rent, and Tenant shall attorn to the lessor under any ground lease or underlying lease or to any purchaser of the Building or, shall at such lessor's or purchaser's option, enter into a new lease for the balance of the Term upon the same terms and conditions of this Lease. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. If Tenant fails to execute and deliver any such documents within five (5) business days after receipt thereof, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents. Tenant agrees not to look to the lessor under any ground lease or underlying lease or the mortgagee or beneficiary under any deed of trust, as mortgagee or beneficiary, mortgagee in possession, or successor entitled to the Building, for accountability for the Security Deposit, unless the Security Deposit has been received by such person as security for Tenant's performance of this Lease.

22. Notices. Any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail or delivered personally to Tenant (i) at the Tenant's address set forth in the Basic Lease Information, if sent prior to Tenant's taking possession of the Premises, or (ii) at the Building if sent subsequent to Tenant's taking possession of the Premises, or (iii) at any place where Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, and to Landlord at Landlord's address set forth in the Basic Lease Information, or to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given two (2) calendar days after the date when it shall have been mailed as provided in this Section if sent by registered or certified mail, or upon the date personal delivery is made.

23.  Waiver; Amendments.

     23.1 No failure by Landlord to insist upon the strict performance of any obligation of Tenant under this Lease or to exercise any right, power or remedy consequent upon a breach thereof, no acceptance of full or partial Rent during the continuance of any such breach, and no acceptance of the keys to or possession of the Premises prior to the termination of the Term by Landlord or its agent, shall constitute a waiver of any such breach or of such term, covenant or condition or operate as a surrender of this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the aggregate of all Rent then due under this Lease shall be deemed to be other than on account of the first items of such Rent then accruing or becoming due, unless Landlord elects otherwise; and no endorsement or statement on any check and no letter accompanying any check or other such payment by Tenant shall constitute an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other legal remedy.

     23.2 Neither this Lease nor any term or provision hereof may be amended, changed, waived, discharged or terminated orally, and no written amendment, change, waiver, discharge or termination shall be effective unless signed by the party against which the enforcement of the amendment, change, waiver, discharge or termination is sought. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant and condition of the Lease shall continue in full force and effect with respect to any other existing or subsequent breach thereof.

24.  Estoppel Certificate. Tenant, at any time and from time to time within ten
(10) calendar days after written request therefor by Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any purchaser, ground or underlying lessor or mortgagee of any part of the Building, a certificate of Tenant stating: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (b) the Commencement and Expiration Dates of this Lease, (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that same is in full force and effect as modified and stating the modifications), (d) to the best of Tenant's knowledge, whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same),
(e) to the best of Tenant's knowledge, whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying same), (f) the dates, if any, to which the Basic Rent and Additional Rent and other charges under this Lease have been paid, and (g) any other information that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this Section may be relied upon by Landlord and any purchaser, ground or underlying lessor, or mortgagee of the Building. If Tenant fails to deliver such certificate within the ten-day period, it shall be conclusively deemed to mean that (a) Tenant has accepted the Premises, (b) the Commencement and Expiration Dates of this Lease are as shown on the certificate, (c) this Lease is unmodified and in full force and effect (or, if there have been modifications, this Lease is in full force and effect as modified and the modifications are those stated on the certificate), (d) there are no existing defenses against the enforcement of any of the obligations of Tenant under this Lease, (e) there are no existing defaults by Landlord in the performance of its obligations under this Lease, and (f) there have been no advance payments of Basic Rent or Additional Rent or other charges except as set forth in this Lease.

25. Rules and Regulations. Tenant shall faithfully observe and comply with the Rules and Regulations attached to this Lease as Exhibit C and to all modifications thereof and additions thereto from time to time put into effect by Landlord and Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations; provided, however, that Landlord shall use reasonable efforts to enforce the rules and regulations against all tenants of the Building. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and the terms, covenants, agreements and conditions of such Rules and Regulations, as modified and amended from time to time by Landlord, this Lease shall control.

26. Interest. Any amount due to Landlord pursuant to the provisions of this Lease, if not received by Landlord within five (5) calendar days of its due date, shall bear interest from the date due until paid at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is lower, provided that interest shall not be payable on late charges incurred by Tenant. Payment of interest shall not excuse or cure any default hereunder by Tenant.

27. Tax on Tenant's Personal Property. Prior to delinquency Tenant shall pay all taxes levied or assessed upon Tenant's equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's equipment, furniture, fixtures or other personal property, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment. The portion of taxes payable by Tenant pursuant to this Section and by other tenants of the Building pursuant to similar provisions of their leases shall be excluded from Taxes for purposes of Section 6.2 hereof.

28. Authority. If Tenant is a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly organized and existing entity, that Tenant has full right and authority to enter into this Lease, and that each person signing on behalf of Tenant is authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with certified copies of resolutions confirming the foregoing covenants and warranties.

29. Brokers. Landlord and Tenant represent and warrant that they have no agreement, contract or dealings regarding this Lease with any licensed real estate broker except the brokers set forth in the Basic Lease Information. In the event that any other broker or finder perfects a claim for commission for finder's fee in connection with this Lease, the party through whom the broker or finder makes its claim shall indemnify, hold harmless and defend the other party from said claims and all costs and expenses, including actual attorneys' fees, incurred by the other party in defending against the same.

30. Terms and Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words used in the neuter include the masculine and feminine. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the sections of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease.

31. Successors and Assigns. The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, subject to the provisions of this Lease, their respective personal representatives and successors and assigns; provided, however, upon the sale, assignment or transfer by the Landlord named herein (or by any subsequent landlord) of its interest in the Building, including any transfer by operation of law, the Landlord (or subsequent landlord) shall be relieved from all subsequent obligations or liabilities under this Lease, and all obligations subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such subsequent obligations and liabilities.

32. Separability. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

33. Applicable Law. This Lease shall be governed by, construed and enforced in accordance with the laws of the State of California.

34. Review by Landlord. The review, approval, inspection or examination by Landlord of any item submitted by Tenant to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease or the exhibits attached hereto shall not constitute the assumption of any responsibility by Landlord for either the accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Building under this Lease, and no third parties, including, without limitation, Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity shall have any rights against Landlord.

35. Costs and Fees. In the event that either Landlord or Tenant fails to perform any of its obligations under this Lease or in the event a dispute arises concerning the meaning or interpretation of any provision of this Lease, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorney's fees.

36. Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

37. Entire Agreement. This instrument, including the Exhibits hereto, which are made a part of this Lease, contains the entire agreement between the parties with respect to the Lease of the Premises and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building or this Lease except as expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

38. Surrender of Premises. Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in the condition in which they are required to be kept and maintained as provided in this Lease, ordinary wear and tear excepted. Tenant shall give written notice to Landlord at least thirty (30) calendar days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give such notice or to arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

39. Quiet Enjoyment. Upon Tenant paying the Rent and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord subject to the provisions of this Lease.

40. No Light, Air or View Easement. Tenant covenants and agrees that no diminution of light, air or view by any structure that may hereafter be erected (whether or not by Landlord) whether on the Project or on lands adjacent to the Building shall entitle Tenant to any reduction of Rent under this Lease, result in any liability of Landlord to Tenant, or in any way affect this Lease or Tenant's obligation hereunder.

41. Holding Over. Any holding over after the expiration of the Term without Landlord's consent shall constitute a default by Tenant and entitle Landlord to reenter the Premises as provided in this Lease. Tenant shall pay to Landlord for each day of such unauthorized hold-over one hundred fifty percent (150%) of the daily Basic Monthly Rent in effect at the end of the Term, together with all amounts payable as Additional Rent hereunder. All terms and conditions herein specified so far as applicable shall apply during the hold-over period. In the event of any holding over, Tenant shall also indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises covered hereby affective upon the termination of this Lease. Landlord agrees to provide Tenant with notice that it has entered into a lease for all or any part of the Premises within five (5) business days of execution of such lease. No holding over by Tenant shall operate to extend this Lease. The preceding provisions of this Section 41 shall not be construed as consent for Tenant to hold over.

42. Changes in Building. Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as Landlord may deem necessary or desirable; provided, however, that Landlord takes reasonable steps to limit interference with Tenant's business. Landlord may adopt any name for the Building and Landlord reserves the right to change the name and/or address of the Building at any time, and Landlord agrees to give Tenant no less than three (3) months written notice.

43.  Time. Time is of the essence of this Lease.

44. Public Areas. Tenant shall have the nonexclusive right in common with others to the use of entrances, lobbies, elevators, stairs and similar access and service ways and public areas in and adjacent to the Building of which the Premises are a part subject to such nondiscriminatory rules and regulations as may be adopted by Landlord.

45. Recording. Tenant agrees that without the prior written consent of Landlord it will not record this Lease or any memorandum thereof. Tenant further agrees that at the request of Landlord it will execute, acknowledge and deliver to Landlord a short form memorandum of this Lease for recording purposes.

46. Exhibits. The Exhibits and Addendum, if any, as specified in the Basic Lease Information are attached to and made a part of this Lease by reference.

47. Signage. Landlord will provide a building standard directory strip for Tenant at Landlord's expense. Any other signage for the benefit of Tenant will be at Tenant's expense and requires the prior written approval of Landlord.

48. Roof Access. Tenant shall have access to the roof of the Building during normal business hours except in the case of an emergency for the purpose of installing, maintaining and repairing no more than five (5) transmission antennae utilizing spread spectrum, laser, microwave and satellite technologies, with a line of sight to 49 Geary Street; provided, however, that Tenant shall not except in case of emergency have access to the roof unless accompanied by the building engineer. Tenant shall also have access to a four inch (4") conduit from the Premises to the roof of the Building to accommodate fiber optic, coaxial and 100 Base T Ethernet runs to the transmission antennae. Tenant shall also have access to AC power on the roof of the Building to support test equipment and provide power for the transmission antennae; which power usage shall be sub-metered and paid by Tenant. No antenna shall have a radius in excess of four (4) feet. Tenant shall remove all antennae and cable installed by Tenant at the end of the Term and restore the part of the roof of the Building on which the antennae were located and the conduit to the condition in which they were found on the Commencement Date.

     IN WITNESS HEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD:                                  TENANT:
222 SUTTER STREET PARTNERS, LTD.           MAIDEN INTERACTIVE
A California limited partnership           a California corporation

By:  G&E Investor Associates IV,           By: /s/ [SIGNATURE ILLEGIBLE]
     Ltd., a California limited               --------------------------
     partnership, its general partner      Its: President
                                               -------------------------
                                           Date: 8/8/96
                                                ------------------------

     By: G&E Investor Properties I,        By: /s/ [SIGNATURE ILLEGIBLE]
         Inc., its general partner            --------------------------
                                           Its: Secretary
                                               -------------------------
         By: /s/ [SIGNATURE ILLEGIBLE]     Date: 8/8/96
            --------------------------          ------------------------
         Its: VP
             -------------------------
         Date: 8/7/96
              ------------------------

                                  [6th Floor]

                             Exhibit "A" (Premises)

                               222 SUTTER STREET
                                  OFFICE LEASE

                                   EXHIBIT B
                               TENANT WORK LETTER

          This Tenant Work Letter is made a part of that lease (the "Lease") between 222 Sutter Street Partners, Ltd., a California Limited Partnership ("Landlord") and Maiden Interactive, a California corporation, doing business as Interlight Digital ("Tenant") dated August 8, 1996 for approximately 14,122 square feet located on the sixth floor of the building commonly known as 222 Sutter Street, San Francisco, California (the "Premises").

1. On the Commencement Date, Landlord shall deliver to Tenant possession of the Premises, and Tenant shall accept possession of the Premises in its then existing "as is" condition. Tenant shall construct certain tenant improvements which are to be permanently affixed to the Premises (hereinafter and in the Lease referred to as "Tenant Improvements").

2. Tenant shall select and retain an architect to design, and a general contractor to construct, the Tenant Improvements. The architect and the general contractor, as well as all subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen and suppliers, and the architect and general contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall prepare plans and specifications for the Tenant Improvements and deliver a complete set of such plans and specifications to Landlord. Landlord shall, within five (5) days of receipt of such plans and specifications, either approve such plans, which approval shall not be unreasonably withheld, or disapprove such plans and specify the changes necessary in order to modify the plans to make them acceptable to Landlord. If such plans are not approved, Landlord and Tenant shall negotiate in good faith in an attempt to agree upon plans and specifications acceptable to both parties. Upon approval by Landlord of plans and specifications, such plans and specifications shall become the "Approved Plans and Specifications". Tenant may submit the Approved Plans and Specifications to the City of San Francisco for all applicable building permits. Tenant hereby agrees that Landlord is not responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Plans and Specifications may be made without the prior written consent of

Landlord, which consent may not be unreasonably withheld.

3.    The Tenant Improvements shall comply in all respects with the following:
(i) all state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply to the rulings of the controlling public official, agent or other person, including all laws pertaining to handicapped accessibility for the common area and the restroom facilities located on the sixth floor of the Building; (ii) applicable standards of the American Insurance Association (formerly the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications. Tenant shall have no responsibility under this Lease for the failure of any part of the Building (including specifically the elevator system) which is not part of the Premises or the common area on the sixth floor, to comply with any of the above.

4. Tenant shall cause the work to be constructed pursuant to the Approved Plans and Specifications in a good and workmanlike manner, in compliance with all laws, and free of defects. Landlord shall contribute towards the cost of constructing the Tenant Improvements an amount (the "Improvement Allowance") equal to a maximum of Two Hundred Eighty-Two Thousand Four Hundred Forty Dollars ($282,440) which amount is Twenty Dollars ($20) per rentable square foot. Such amount shall be payable as the Tenant Improvement work is completed as follows:

      A. Landlord shall make five (5) disbursements of the Improvement Allowance, twenty percent ($56,488.00) within five (5) business days of execution of the Lease, twenty-three and one-third percent ($65,902.67) upon completion of twenty-five percent (25%) of the construction, twenty-three and one-third percent ($65,902.67) after completion of fifty percent (50%) of the construction, twenty-three and one-third percent ($65,902.66) upon completion of construction, and the remaining ten percent ($28,244.00) upon receipt by Tenant of a final certificate of occupancy for the Premises.

      B. Tenant shall deliver to Landlord with the second and third requests for disbursement of the Improvement Allowance invoices for an amount equal to twenty-five percent (25%) of the total construction cost for the second disbursement and fifty percent (50%) for the third disbursement along with conditional lien releases from the contractors and subcontractors to be paid pursuant to such draw request, final lien releases with respect to payments made pursuant to any previous draw request for which final lien releases have not previously been delivered, and a certificate from Tenant's architect or general contractor stating the percentage of construction which has been completed.

      C. Upon receipt of such documents, Landlord shall have the opportunity, within five (5) days of receipt, to examine such work and determine that it has been done in accordance with the Approved Plans and Specifications. If Landlord determines that the work has been done in accordance with the Approved Plans and Specifications, Landlord shall disburse the required funds within five (5) business days of such determination.

D. If Landlord determines in its reasonable belief that all or any portion of such work has not been completed in accordance with the Approved Plans and Specifications, Landlord may withhold from the draw request that portion relating to the work determined to not have been so property completed.

E. Upon completion of construction, Tenant shall deliver to Landlord final lien releases for all work as well as evidence that a notice of completion has been recorded and a request for the fourth disbursement of the Improvement Allowance. Upon receipt of such documents, Landlord shall have the opportunity, within five (5) days of receipt, to examine the completed work and determine that it has been done in accordance with the Approved Plans and Specifications. Upon making such determination, Landlord shall distribute the fourth disbursement of the Improvement Allowance within five (5) business days of making such determination.

F. Upon receipt by Tenant of a final certificate of occupancy for the Premises, Tenant shall deliver to Landlord a copy of the final certificate of occupancy and a request for disbursement of the remainder of the Improvement Allowance. Within five (5) business days of receipt of such documents, Landlord shall distribute the remainder of the Improvement Allowance.

G. The Improvement Allowance shall be disbursed by Landlord only for the following items and costs: (i) payment of the fees of Tenant's Agents in connection with the Tenant Improvements, (ii) payment of plan check, permit and license fees relating to the construction of the Tenant Improvements, (iii) the cost of construction of the Tenant Improvements, (iv) the cost of any changes to the Plans and Specifications required by the applicable building code; (v) sales and use taxes incurred in connection with the construction of the Tenant Improvements, and (vi) all other costs incurred in connection with and directly related to the construction of the Tenant Improvements.

H. The failure of Landlord to inspect the work shall not be deemed a waiver of the right of Landlord to require such work for which Landlord has made payment to be redone in accordance with the Approved Plans and Specifications and otherwise in accordance with this Tenant Work Letter.

     I. In no event shall Landlord be obligated to provide Tenant with an amount in excess of the amount of the Improvement Allowance to Tenant and Tenant shall have the sole obligation to pay all costs and expenses incurred in completing the Tenant Improvements in excess of such Improvement Allowance.


5. Notwithstanding any provision to the contrary contained in this Lease, if an Event of Default has occurred at any time on or before the issuance of a final certificate of occupancy for the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Improvement Allowance and/or Landlord may cause the contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such Event of Default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).


6. Tenant's indemnity of Landlord as set forth in Section 15.1 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant, or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

7. All of Tenant's Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as required to be carried by Tenant as set forth in Section 16 of this Lease. Tenant shall carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage Insurance.

                               222 SUTTER STREET
                                  OFFICE LEASE

                                   EXHIBIT C
                             RULES AND REGULATIONS

1. The sidewalks, entrances, exits, passages, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No Tenant, or employees, or invitees of any Tenant, shall go upon the roof of the Building except as authorized by Landlord.

2. No curtains, blinds, drapes, shutters, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than approved by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sun screened without the express written consent of Landlord. No articles shall be placed or kept on the window sills or placed against the windows so as to be visible from the exterior of the Building. The windows, glass and doors that reflect or admit light and air into halls, passages or other common areas in the Building shall not be covered or obstructed by Tenant.

3. No sign, placard, picture, name, advertisement or notice shall be exhibited, painted or affixed by any Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the Tenant violating this rule. Interior signs on doors and the Building directory shall be inscribed, painted or affixed for each Tenant by the Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to the Landlord. The Building directory will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom. Any changes or additions to the Building directory by Landlord shall be at Tenant's expense. Nothing may be placed on the exterior or corridor walls or corridor doors other than Landlord's standard lettering.

4. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no foreign substances shall be thrown therein.

All damages resulting from any misuse of the fixtures by the Tenant, or any employee, agent, visitor or invitee of Tenant, shall be repaired at the expense of Tenant.

5. All contractors and technicians rendering any installation service to Tenant shall be subject to Landlord's approval and supervision prior to performing services. This applies to all work performed in the Building, including, but not limited to, installation and location of telephone, telegraph equipment, and electrical devices, as well as all installations affecting floors, walls, woodwork, windows, ceilings, and any other physical portion of the Building. No boring, cutting or stringing of wires or laying of linoleum, tile, carpet or other similar floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct. No Tenant shall attach any device or apparatus to the exterior walls or the roof of the Building. No Tenant shall interfere with any radio, television or electronic transmission or reception from or in the Building. No Tenant shall place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law.

6. No bicycles, vehicles, birds or animals of any kind shall be brought in or kept in or about the Premises.

7. No cooking shall be done or permitted by any Tenant on its Premises (except that use by the Tenant of Underwriters' Laboratory approved equipment for the preparation of employees' foods, coffee, tea, hot chocolate and similar beverages for Tenants and their employees shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations).

8. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the Permitted Use of the Premises. The Premises shall not be used for lodging or for any immoral or illegal purposes.

9. No Tenant shall throw or sweep into the corridors, halls, elevator shafts or stairways or bring or keep anything on the Premises which shall in any way increase the rate of fire insurance on the Building. No Tenant shall obstruct or interfere with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

10. No Tenant or any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the premises any inflammable, combustible or explosive fluid, chemical or substance other than limited quantities reasonably necessary for operation and maintenance of office equipment.

11. No Tenant shall alter any lock or access device or install a new additional lock or access device or any bolt or any door or window on its Premises without the prior written consent of Landlord. If Landlord shall give its consent, the Tenant shall in each case furnish Landlord with a key for any such lock or device. Landlord will furnish Tenant with a reasonable number of initial keys for entrance doors into the Premises, and may charge Tenant for additional keys thereafter. All such keys shall remain the property of Landlord and Tenant shall not make any duplicate keys, except those provided by Landlord, and upon termination of its Lease Tenant shall return to Landlord all keys to the Premises and toilet rooms and in the event of the loss of any keys so furnished, such Tenant shall pay to the Landlord the cost of replacing the same or of changing the locks or devices opened by such lost key if Landlord shall deem it necessary to make such change.

12. Movement in or out of the Building of furniture, office equipment, or other material which requires the use of elevators, stairways, or Building entrance and lobby shall be restricted to hours and subject to rules established by Landlord. All such movement shall be at Tenant's expense and shall be under Landlord's supervision, and the use of any elevator for such movements shall be restricted to the Building's freight elevators. Prearrangements with Landlord shall be made regarding the time, method, and routing of such movement, and Tenant shall assume all risks of damage and pay the cost of repairing or providing compensation for damage to the Building, to articles moved and injury to persons or public resulting from such moves. Landlord shall not be liable for any acts or damages resulting from any such activity.

13. No Tenant shall purchase or otherwise obtain for use in the Premises janitorial, maintenance or other like services, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

14. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

15. No Tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

16. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. and at all hours of Saturdays, Sundays and holidays all persons who are not Tenants but not including Tenant guests. Tenant shall be responsible for all persons for whom it allows entry to the Building and shall be liable to Landlord for all acts of such persons. Tenant shall comply with all requirements necessary for the security of the Building, including the use of service passes issued by Landlord for after hours movement of office equipment/packages, and signing security register in Building lobby after hours. Landlord shall in no case be liable for damages for error with regard to admission of or exclusion from the Building of any person. In case of any mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of Tenants and protection of the Building and property in the Building.

17. Each Tenant shall see that the doors of its Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall make good all injuries sustained by other Tenants or occupants of the Building or Landlord.

18. All doors opening into public corridors or common areas shall be kept closed at all times except when in use for ingress or egress.

19. The requirements of Tenants will be attended to only upon application to the Office of the Building by an authorized individual.

20. Canvassing, soliciting, peddling and distribution of handbills or other written materials in the Building are prohibited and each Tenant shall cooperate to prevent the same.

21. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

22. No heat, air conditioning unit or other similar apparatus shall be installed or used by any Tenant without the prior written consent of Landlord which may be withheld or conditioned as Landlord may determine in its sole discretion.

23. There shall not be used in any premises, or in the public halls of the Building, either by any Tenant or others, any hand carts except those equipped with rubber tires and side guards.

24. Landlord shall have the right, with no less than (3) three months notice to Tenant, to change the name and address of the Building.

25. Tenants shall cooperate with Landlord to obtain maximum, effectiveness of the heating and cooling system. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, lighting, ventilating and air conditioning system and shall not place any object or article on the induction unit enclosure so as to interfere with air flow. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves affecting the common areas of the Building.

26. All common areas and other public areas forming a part of the Building shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established from time to time by Landlord for these areas.

27. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

28. No vending machine of any description shall be installed, maintained or operated upon the Premises without prior written consent of Landlord.

29. Landlord is not responsible to any Tenant for the non-observance or violation of the rules and regulations by any other Tenant.

30. Except with the prior written consent of Landlord, no Tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, theatre tickets or any goods or merchandise to the general public in, on or about the Building.

31. Each Tenant shall store all its trash and garbage within the interior of its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal.

32. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Building.

33. These Rules and Regulations are in addition to and shall not be construed to in any way modify or amend in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

34. Landlord reserves the right to make such other rules and regulations as in Landlord's judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

35.  This is a non-smoking building.

                               222 SUTTER STREET
                                  OFFICE LEASE

                                   EXHIBIT D
                         CONFIRMATION OF TERM OF LEASE

          This confirmation of term of lease is made on            , 1996,
                                                        -----------
between 222 SUTTER STREET PARTNERS, LTD., a California limited partnership ("Landlord") and MAIDEN INTERACTIVE, a California corporation doing business as Interlight Digital ("Tenant"), who agree as follows:

          1.   Landlord and Tenant entered into a lease dated           , 199_
                                                             -----------
(the "Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord the premises described in Section 1.14 ("Premises").

          2. Under Section 3 of the Lease, Landlord and Tenant agree to confirm the Commencement and Expiration Dates of the Term:

               a.            , 199_ is the Commencement Date of the Lease.
                  -----------

               b.            , 199_ is the Expiration Date of the Lease.
                  -----------

          3.   Tenant further confirms that:

               a. It has accepted possession of the Premises as provided in the Lease, and that the Premises at the time it accepted possession were in satisfactory condition and in conformity with the provisions of the Lease in all respects; and

               b. Landlord has fulfilled all of its duties of an inducement nature, including completion of the Tenant Improvements, if any.

LANDLORD:                                    TENANT:
222 SUTTER STREET PARTNERS, LTD.             MAIDEN INTERACTIVE
A California limited partnership             a California corporation

By:  G&E Investor Associates IV,             By:
     Ltd.,                                       -----------------------
     its general partner                     Its:
                                                 -----------------------
                                             Date:
                                                  ----------------------
     By:  G&E Investor Properties I,         By:
          Ltd., a California limited             -----------------------
          partnership, its general partner   Its:
                                                 -----------------------
                                             Date:
                                                  ----------------------
By:
    -----------------------
Its:
    -----------------------
Date:
     ----------------------

                               222 SUTTER STREET
                                  OFFICE LEASE

                                   EXHIBIT E
                             OPTION TO EXTEND TERM

1. Option to Extend Term. Landlord grants Tenant one option to extend the term ("Extension Option"), with respect to the entire Premises for five (5) additional year(s) (the "Extension Term"). The Extension Option may be exercised by Tenant upon notice to Landlord no later than one hundred eighty
(180) calendar days prior to the end of the initial Term hereunder.

2. Base Rent and Other Terms. If Tenant elects to exercise the Extension Option, the Extension Term shall be upon and subject to all of the terms, covenants, and conditions of this Lease, except as otherwise set forth below:

      (a) The Base Rent applicable to the Premises shall be adjusted to ninety-five percent (95%) of the Fair Market Rent for the Premises. Within thirty (30) calendar days after receipt by Landlord of notice from Tenant under Paragraph 1 of its exercise of the Extension Option, Landlord shall notify Tenant of its determination of the Fair Market Rent and of its Base Rent for the Extension Term. If Tenant disputes Landlord's determination of the Fair Market Rent, Tenant shall give notice thereof to Landlord within thirty (30) calendar days after receipt of notice of Landlord's determination. Within fifteen (15) calendar days after the date of Tenant's notice that it disputes Landlord's determination of Fair Market Rent ("Tenant's Notice of Dispute"), Landlord and Tenant shall meet and attempt in good faith to resolve the dispute. If Landlord and Tenant are unable to agree on a determination of Fair Market Rent within thirty (30) calendar days after the date of Tenant's Notice of Dispute, Tenant may, within sixty (60) calendar days after the date of Tenant's Notice of Dispute, notify Landlord that it withdraws its exercise of the Extension Option. If Tenant fails to withdraw its exercise of the Extension Option, Fair Market Rent and Basic Rent for the Extension Term shall be the amounts initially determined by Landlord.

      (b)   The Expiration Date shall be the expiration date of the Extension
      Term.

                               222 SUTTER STREET
                                  OFFICE LEASE

                                   EXHIBIT F
                            FORM OF LETTER OF CREDIT

                          [SIGNET BANK LETTERHEAD]


                     IRREVOCABLE STAND-BY LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NO. S-64013

ISSUED IN BALTIMORE, MARYLAND on 08 AUG 1996

APPLICANT:                              BENEFICIARY:
 IRONLIGHT DIGITAL                       222 SUTTER STREET PARTNERS, LTD
 1000 WILSON BLVD., STE. 800             1 MONTGOMERY ST., 9TH FLOOR
 ARLINGTON, VIRGINIA 22209               SAN FRANCISCO, CALIFORNIA 94104

APPLICANT'S BANK:
 SIGNET BANK
 7 ST. PAUL STREET
 BALTIMORE, MARYLAND 21202
 ATTN: INTERNATIONAL DIVISION

AMOUNT: USD  ***356,928.32              DATE AND PLACE OF EXPIRY:
 THREE HUNDRED FIFTY SIX THOUSAND        31 JUL 2001
 NINE HUNDRED TWENTY EIGHT AND           BALTIMORE, MARYLAND
 32/100 UNITED STATES DOLLARS

DEBIT AVAILABLE WITH:
 SIGNET BANK
 BALTIMORE, MARYLAND

BY: PAYMENT

AVAILABLE BY DRAFTS AT SIGHT DRAWN ON:
 SIGNET BANK

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. S-64013 IN YOUR FAVOR AVAILABLE BY YOUR DRAFT(S) AT SIGHT BEARING THE CLAUSE "DRAWN UNDER SIGNET BANK, LETTER OF CREDIT NO S-64013 DATED AUGUST 7, 1996" WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

  1.  THIS ORIGINAL LETTER OF CREDIT AND ALL SUBSEQUENT AMENDMENTS; AND

  2. THE BENEFICIARY'S WRITTEN STATEMENT, SIGNED BY AN "AUTHORIZED REPRESENTATIVE", CERTIFYING THAT "THE AMOUNT OF THE DRAFT DRAWN HEREUNDER REPRESENTS FUNDS DUE AND PAYABLE BECAUSE IRONLIGHT DIGITAL HAS FAILED TO COMPLY WITH THE TERMS AND CONDITIONS OF A LEASE DATED AUGUST 1, 1996, BETWEEN IRONLIGHT DIGITAL AND 222 SUTTER STREET PARTNERS, LTD."

THIS LETTER OF CREDIT WILL DECREASE AUTOMATICALLY ACCORDING TO THE FOLLOWING
SCHEDULE:

DATE             DECREASE AMOUNT              LETTER OF CREDIT BALANCE

                     IRREVOCABLE STAND-BY LETTER OF CREDIT

                                                                  L/C #: S-64013
                                                                  PAGE   2
--------------------------------------------------------------------------------

1/31/97                  $35,692.86               $221,235.46
7/31/97                   35,692.86                285,542.60
1/31/98                   35,692.86                249,849.74
7/31/98                   35,692.86                214,156.88
1/31/99                   35,692.86                178,464.02
7/31/99                   35,692.86                142,771.16
1/31/2000                 35,692.86                107,078.30
7/31/2000                 35,692.86                 71,385.44
1/31/2001                 35,692.86                 35,692.58
7/31/2001                 35,692.58                 --0--- AT 5:00 P.M. EST


WE HEREBY AGREE WITH YOU THAT ALL DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON PRESENTATION TO SIGNET BANK, 7 ST. PAUL STREET, BALTIMORE, MARYLAND, 21202, ATTN: INTERNATIONAL DIVISION.

EXCEPT AS OTHERWISE SPECIFIED, THIS LETTER OF CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS" (1992 REVISION), INTERNATIONAL CHAMBER OF COMMERCE BROCHURE NO. 5Q0.


                                                  /s/ JoLYNN MARKIEWICZ
                                             -----------------------------------
                                                   AUTHORIZED SIGNATURE

                                                    JoLynn Markiewicz
                                                  Assistant Vice President

                               222 SUTTER STREET

                                  OFFICE LEASE

                             BASIC LEASE INFORMATION

Lease Date:                 August 8, 1996

Landlord:                   222 SUTTER STREET PARTNERS, LTD., A California
                            Limited Partnership

Landlord's Address:         One Montgomery Street, 8th Floor
                            San Francisco, CA 94104

Tenant: MAIDEN INTERACTIVE, a California corporation doing business as Ironlight Digital

Tenant's Address:           1704 Union Street
         Contact:           San Francisco, CA 94123
       Telephone:           Anthony Westreich
                            (415) 292-4400

section 1:                  Definitions

Section 2: Net Rentable Area of Premises; approximately 14,122 rentable square feet
                            Floor Level: 6th Floor

Section 3:                  Lease Term: 5 years
                            Commencement Date: August 9, 1996
                            Expiration Date:   August 8, 2001

Section 4:                  Improvements and Acceptance

Section 5: Basic Rent: $9.50 per rentable sq. ft./yr. during the first 8 months of the Term. $19.00 per rentable sq. ft./yr. during the next 16 months of the Term, $20.00 per rentable sq. ft./yr. during the next 24 months of the Term, and $21.00 per rentable sq. ft./yr. during the last 12 months of the Term.

Section 6:                  Tenant's Share of the Increase in Basic Operating
                            Cost: 10.68%

Section 7:                  Security Deposit: $22,360
                            Letter of Credit Amount: $356,928.32, which amount, if Tenant is not in default under this Lease, shall be eliminated over a period of five years by reducing the Letter of Credit amount on a straight-line basis in ten equal semiannual installments, beginning on the first day of the seventh month of the Term and ending on the fifth anniversary of the

                            Commencement Date. If, on the date of any scheduled reduction, Tenant is in default under this Lease, the Letter of Credit Amount shall not be reduced on that date. If Tenant cures the default, the Letter of Credit Amount shall be reduced on the date of that cure as if the default had not occurred.

Section 8:                  Permitted Use: General office use.

Section 9:                  Utilities and Services

Section 10:                 Alterations and Tenant Property

Section 11:                 Liens

Section 12:                 Maintenance and Repairs

Section 13:                 Access to Premises

Section 14:                 Damage or Destruction

Section 15:                 Indemnity

Section 16:                 Tenant's Insurance

Section 17:                 Insurance Subrogation

Section 18:                 Eminent Domain

Section 19:                 Assignment and Subletting

Section 20:                 Defaults and Remedies

Section 21:                 Subordination

Section 22:                 Notices

Section 23:                 Waiver; Amendments

Section 24:                 Estoppel Certificate

Section 25:                 Rules and Regulations

Section 26:                 Interest

Section 27:                 Tax on Tenant's Personal Property

Section 28:                 Authority

Section 29:                 Brokers:

                            For Landlord, Grubb & Ellis Company
                            For Tenant, Stubbs, Collenette Associates

Section 30:                 Terms and Headings

Section 31:                 Successors and Assigns

Section 32:                 Separability

Section 33:                 Applicable Law

Section 34:                 Review by Landlord

Section 35:                 Costs and Fees

Section 36:                 Examination of Lease

Section 37:                 Entire Agreement

Section 38:                 Surrender of Premises

Section 39:                 Quiet Enjoyment

Section 40:                 No Light, Air or View Easement

Section 41:                 Holding Over

Section 42:                 Changes in Building

Section 43:                 Time

Section 44:                 Public Areas

Section 45:                 Recording

Section 46:                 Exhibits
                            Exhibit A - Floor Plan
                            Exhibit B - Tenant Work Letter
                            Exhibit C - Rules and Regulations
                            Exhibit D - Confirmation of Term of Lease
                            Exhibit E - Option to Extend Term

      Section 47:                 Signage

      Section 48:                 Roof Access

      The Basic Lease Information and each reference in this lease to any Basic Lease Information shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular Lease section pertaining to such information. In the event of any conflict between any Basic Lease Information and the particular Lease section, the latter shall

CONTROL.

LANDLORD:                                 TENANT:
222 SUTTER STREET PARTNERS, LTD.          MAIDEN INTERACTIVE
A California limited partnership          a California corporation

By: G&E Investor Associates IV,           BY:  /s/ [SIGNATURE ILLEGIBLE]
    Ltd., a California limited               -----------------------------------
    partnership, its general partner      Its:  PRESIDENT
                                              ----------------------------------
                                          Date:   8/8/96
                                               ---------------------------------


    By: G&E Investor Properties I,        BY:  /s/ [SIGNATURE ILLEGIBLE]
        Inc., its general partner            -----------------------------------
                                          Its:  SECRETARY
                                              ----------------------------------
                                          Date:    8/8/96
                                               ---------------------------------

        BY:  /s/ [SIGNATURE ILLEGIBLE]
           ---------------------------
        Its: VP
            --------------------------
        Date:   8/8/96
             -------------------------

                                                                   EXHIBIT 10.14

                   SECOND MODIFICATION AND AMENDMENT TO LEASE

        THIS SECOND MODIFICATION AND AMENDMENT TO LEASE ("MODIFICATION NO. 2") is made to be effective as of the __th day of November, 1999 ("EFFECTIVE DATE"), by and between 222 SUTTER LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and MAIDEN INTERACTIVE STUDIO CORP., a California corporation dba NOVO INTERACTIVE ("TENANT").

                                    RECITALS

        A. Landlord (or its predecessor in interest) and Tenant (or its predecessor in interest) have heretofore entered into that certain 222 Sutter Street Office Lease Agreement dated August 8, 1996 (as first amended on September 15, 1999) (together the "LEASE"), pursuant to which Tenant leased from Landlord certain office space in Suite 600 on the sixth (6th) floor (the "ORIGINAL PREMISES") plus certain additional office space in Suite 500 on the fifth (5th) floor (the "FIRST EXPANSION SPACE") (which together contain a total of 16,707 Net Rentable Area) (the Original Premises and the First Expansion Space are hereinafter referred to as the "INITIAL EXPANSION PREMISES") in the building ("BUILDING") located at 222 Sutter Street in the City and County of San Francisco, State of California.

        B. In accordance with the terms and conditions hereinafter set forth, Landlord and Tenant have agreed to amend and modify the Lease to provide, among other things, for the expansion of the Initial Expansion Premises to include certain additional office space in Suite 450 on the fourth (4th) floor of the Building and in Suite 500 on the fifth (5th) floor of the Building (the "ADDITIONAL EXPANSION SPACE"), as the same is more particularly shown by the cross-hatched on the "FLOOR PLAN" attached hereto as Exhibit "A" and incorporated herein by reference.

        C. Capitalized terms not defined herein shall have the same meaning as in Lease.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

        1. Recitals. The foregoing Recitals are incorporated by reference as if fully set forth herein.


                                       1             November 22, 1999 (1:10pm)

        2. Modifications to Lease. The Lease is hereby modified and amended as follows:

        a. Section 1 - Definitions. The definitions set forth in Sections 1.7, 1.10, 1.12, 1.14, 1.18 and 1.20 of the Lease are each hereby deleted in their entirety and replaced with the following new Sections 1.7, 1.10, 1.12, 1.14,
1.18 and 1.20:

            1.7(a) "DATE OF TURNOVER OF POSSESSION" shall mean the date which is five (5) calendar days following the date that Landlord delivers to Tenant a written notice ("NOTICE OF TURNOVER OF POSSESSION") stating that (i) possession of the Additional Expansion Space shall be delivered to Tenant on the Date of Turnover of Possession, and (ii) as of said Date the Additional Expansion Space shall be ready and available for Tenant's construction and installation of the Fourth/Fifth Floor Tenant Improvements (as that term is defined in the "FOURTH/FIFTH FLOOR TENANT IMPROVEMENT AGREEMENT" attached hereto as Exhibit "B" and incorporated herein by reference). Tenant shall not conduct any business of any kind from the Additional Expansion Space prior to the Date of Turnover of Possession; however, Tenant shall have the opportunity to inspect the Premises prior to the Date of Turnover of Possession. From and after the Date of Turnover of Possession, Tenant shall be deemed to have accepted possession of the Additional Expansion Space, the Additional Expansion Space shall become part of the Premises, and except for payment of Base Rent for the Additional Expansion Space (which shall commence on the Rent Start Date defined below), the Additional Expansion Space shall be subject to each and every term and condition of the Lease. Landlord will endeavor to cause the existing tenant in the Additional Expansion Space to vacate the same on or about December 17, 1999, but does not guarantee, represent or warrant that the same can or will be accomplished by that date; however, Landlord does agree that it will deliver a Notice of Turnover of Possession to Tenant within five (5) business days from the date the existing tenant delivers possession of the Additional Expansion Space to Landlord.

                (i) Notwithstanding the foregoing, the Date of Turnover of Possession shall be deemed not to have occurred if for any reason Landlord fails to deliver actual possession of the Additional Expansion Space to Tenant on the Date of Turnover of Possession scheduled in the Notice of Turnover of Possession. In said event, the Date of Turnover of Possession shall be delayed one (1) day for each one (1) day that Landlord delays in actually delivering possession of the Additional Expansion Space to Tenant.

            1.7(b) "RENT START DATE" shall mean the date which is the first to occur of (i) one hundred twenty (120) calendar days following the Date of Turnover of Possession, or (ii) the date the Fourth/Fifth Floor Improvements have been "substantially completed" as that term is defined in paragraph 3 of the Fourth/Fifth Floor Tenant Improvement Agreement.

            1.10 "EXTENDED TERM EXPIRATION DATE" shall mean the date which is sixty (60) calendar months from the Rent Start Date; provided, however if the Rent Start Date is other than the first day of the month, then the sixty (60) calendar month period shall actually commence on the first day of the month next following the month in which the Rent



                                       2              November 22, 1999 (1:10pm)

Start Date occurs and shall expire on the last day of the sixtieth (60th) calendar month thereafter.

            1.12 From and after the Date of Turnover of Possession, the phrase "NET RENTABLE AREA OF THE PREMISES" shall mean approximately thirty four thousand five hundred eighty five (34,585) rentable square feet in the Premises (inclusive of the Additional Expansion Space), consisting of approximately thirteen thousand nine hundred sixty six (13,966) rentable square feet in Suite 600; approximately thirteen thousand nine hundred sixty six (13,966) rentable square feet in Suite 500; and approximately six thousand six hundred sixty three (6,653) rentable square feet in Suite 450, all of which Landlord and Tenant have stipulated as the Net Rentable Area of the Premises, all in accordance with the current BOMA standard. Tenant acknowledges the following: (i) prior to the Date of Turnover of Possession, Tenant had the opportunity to measure the Premises (including the Additional Expansion Space) and verify the accuracy of the foregoing square footage number; and (b) the Net Rentable Area of the Premises includes the usable area without deduction for columns or projections, multiplied by an add-on load factor to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas of the Building, all in accordance with the current BOMA standard.

            1.14 From and after the Date of Turnover of Possession, the term "PREMISES" shall mean the cross-hatched floor area more particularly shown on the Floor Plan (inclusive of the Additional Expansion Space). The Premises contain the Net Rentable Area set forth in Section 1.12 above.

            1.18 "FOURTH/FIFTH FLOOR TENANT IMPROVEMENTS" shall mean the improvements to a portion of the fourth (4th) and the entire fifth (5th) floors of the Building (consisting of the Initial Expansion Space and the Additional Expansion Space) that Tenant shall construct and install pursuant to the Fourth/Fifth Floor Tenant Improvement Agreement.

            1.20 From and after the Date of Turnover of Possession, "TERM" shall mean the period which commenced on the original Commencement Date of this Lease and which shall expire on the Extended Term Expiration Date, unless earlier terminated as herein provided.

        b. Section 2 - Premises. Section 2 of the Lease is hereby amended by adding the following new sentence to the end thereof:

         "From and after the Date of Turnover of Possession, the Net Rentable Area of the Premises (including the Additional Expansion Space) shall be approximately thirty four thousand five hundred eighty five (34,585) rentable square feet in the Premises (inclusive of the Additional Expansion Space), consisting of approximately thirteen thousand nine hundred sixty six (13,966) rentable square feet in Suite 600; approximately thirteen thousand nine hundred sixty six (13,966) rentable square feet in Suite 500; and approximately six thousand six hundred sixty three (6,653) rentable square feet in Suite 450."


                                       3              November 22, 1999 (1:10pm)

              c. Section 3 - Term. Section 3 of the Lease is hereby deleted in its entirety and replaced with the following new Section 3:

        "Section 3 - Term. The Term of this Lease commenced on the original Commencement Date set forth in the original Lease and shall expire on the Extended Term Expiration Date, unless earlier terminated as herein provided. Each consecutive twelve (12) month period following the Rent Start Date shall constitute a "LEASE YEAR". There are five (5) Lease Years between the Rent Start Date and the Extended Term Expiration Date; however, if the Rent Start Date is other than the first day of the month, then the first Lease Year shall be extended to include the number of days between the Rent Start Date and the end of the month in which the Rent Start Date occurs."

              d. Section 4 - Fourth/Fifth Floor Tenant Improvements. Section 4 of the Lease is hereby amended by adding the following new Section 4.1 to the end thereof:

        "4.1. Tenant shall complete the Fourth/Fifth Floor Tenant Improvements in the condition required by and pursuant to the Fourth/Fifth Floor Tenant Improvement Agreement. From and after the Date of Turnover of Possession, Tenant shall accept possession of the Additional Expansion Space in its then existing "AS IS" condition. By continuing in possession of the Initial Expansion Premises and by accepting possession of the Additional Expansion Space, Tenant acknowledges and agrees that the same are in satisfactory condition and in conformity with the provisions of this Lease in all respects. Tenant acknowledges and agrees that no representations to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord, except as otherwise specifically set forth in this Lease."

              e. Section 5.1 - Basic Rent. Section 5.1 of the Lease is hereby deleted in its entirety and replaced with the following new Section 5.1:

        "5.1 - Basic Rent. Between the Effective Date hereof and the Rent Start Date, Tenant shall continue to pay Basic Rent on the terms and conditions set forth in the Lease. From and after the Rent Start Date, Tenant shall pay the Basic Rent for the Premises (inclusive of the Initial Expansion Premises and the Additional Expansion Space) in the amount set forth in this Section 5.1 (subject to adjustment as provided in Section 6) in equal monthly installments on or before the first (1st) day of each calendar month during the Term, in advance, without demand, offset, credit or deduction. From and after the Rent Start Date, "BASIC RENT" shall mean One Hundred Fifteen Thousand Eighty Two and 01/100 Dollars ($115,082.01) per month for the first Lease Year. Commencing on the first (1st) day of the second (2nd) Lease Year and on the first
        (1st) day of each Lease Year thereafter during the Term, Basic Rent shall be increased to the amounts set forth below:


                                       4              November 22, 1999 (1:10pm)

         Lease Year Following Rent Start Date             Monthly Basic Rent
         ------------------------------------             ------------------
                Second Lease Year:                        $118,534.47
                Third Lease Year:                         $122,090.50
                Fourth Lease Year:                        $125,753.22
                Fifth Lease Year:                         $129,525.82

             5.1.1. On the Effective Date of this Modification No. 2, Tenant shall pay to Landlord the amount of One Hundred Fifteen Thousand Eighty Two and 01/100 Dollars ($115,082.01), which amount shall be applied to payment of Basic Rent for the first full month of the first Lease Year following the Rent Start Date.

             5.1.2. In addition to the foregoing, if the actual Rent Start Date is other than the first (1st) day of the month, then on the actual Rent Start Date Tenant shall pay Landlord that amount which is equal to Three Thousand Eight Hundred Thirty Six and 07/100 Dollars ($3,836.07) multiplied by the number of calendar days between the actual Rent Start Date and the end of the month in which the actual Rent Start Date occurred."

        f. Section 6.Y - Tenant's Share of Increases in Basic Operating Costs. Effective as of the Rent Start Date, Section 6.1 of the Lease shall be deleted in its entirety and replaced with the following new Section 6.1:

        "6.1 From and after December 31, 2000, Tenant shall pay Landlord (in addition to the Basic Rent) Tenant's Share of the increase in Basic Operating Costs and Taxes over the Basic Operating Costs and Taxes paid, incurred or attributable to the Base Expense Year, as Additional Rent, in the manner set forth below. The provisions for payment of the increase in Basic Operating Costs and Taxes by means of periodic payment of Tenant's Share of the Increase in Estimated Basic Operating Costs and Taxes and the Basic Operating Cost and Tax Adjustment are intended to pass on to Tenant and reimburse Landlord for Tenant's Share of all increases in Basic Operating Costs and Taxes over the Base Expense Year.

             6.1.1. From and after the Rent Start Date, the Expense Year for purposes of calculating increases in Basic Operating Costs and Taxes shall be calendar year 2000 (the "BASE EXPENSE YEAR").

             6.1.2. Landlord and Tenant agree that the Net Rentable Area of the Building is approximately 132,228 rentable square feet, all in accordance with the current BOMA standard. From and after the Rent Start Date, Tenant's Share of Increases in Basic Operating Costs and Taxes shall be twenty six and sixteen hundredths percent (26.16%)."

        g. Section 6.2(c) - Expense Year. Effective as of the Rent Start Date,
Section 6.2(c) of the Lease shall be deleted in its entirety and replaced with the following new Section 6.2(c):


                                       5              November 22, 1999 (1:10pm)

               "(c) "Expense YEAR" shall mean each twelve (12) consecutive month period commencing January 1st of each year during the Term of this Lease."

                h. Section 6.2(d) - Estimated Basic Operating Costs. Effective as of the Rent Start Date, Section 6.2(d) of the Lease shall be deleted in its entirety and replaced with the following new Section 6.2(d):

               "(d) "ESTIMATED BASIC OPERATING COSTS AND TAXES" for any particular Expense Year shall mean Landlord's estimated Basic Operating Costs and Taxes for such Expense Year."

                i. Section 6.2(e) - Basic Operating Cost and Tax Adjustment. Effective as of the Rent Start Date, Section 6.2(e) of the Lease shall be deleted in its entirety and replaced with the following new Section 6.2(e):

               "(e) "BASIC OPERATING COST AND TAX ADJUSTMENT" shall mean the difference between Basic Operating Costs and Taxes and Estimated Basic Operating Costs and Taxes for any Expense Year."

                j. Section 6.2(f) - Base Expense Year. Effective as of the Rent Start Date, Section 6.2(f) of the Lease shall be deleted in its entirety and replaced with the following new Section 6.2(f):

               "(f) From and after the Rent Start Date, the Expense Year for purposes of calculating increases in Basic Operating Costs and Taxes shall be calendar year 2000 (the "BASE EXPENSE YEAR").

                k. Section 8.1.1 - Use of Internal Staircase. The following new
Section 8.1.1 is hereby added to the Lease:

               "8.1.1. On condition that Tenant first constructs and installs, at its sole cost and expense, a key-pad security system providing security to the fifth (5th) and sixth (6th) floor portions of the Premises (which security system must be approved in writing by Landlord, said approval not to be unreasonably or untimely withheld), Tenant is hereby granted the non-exclusive right to use in common with others the internal staircase between the fifth (5th) and sixth (6th) to facilitate travel for its employees between said floors, and for no other purpose."

                l. Section 29 - Brokers. The first sentence in Section 29 of the Lease is hereby deleted and replaced with the following new sentence:

        "Landlord and Tenant represent and warrant that (except as described in the next sentence) they have no agreement, contract or dealings regarding the Lease with any license real estate broker except Grubb & Ellis Company and Madison Marquette Retail Services, Inc. both of which are acting as agent for Landlord and Tenant and both of which will be reimbursed by Landlord."


                                       6              November 22, 1999 (1:10pm)

            m. Exhibit E - Option To Extend Term. The Option to Extend Term set forth in Exhibit "E" to the Lease is terminated, canceled and shall have no further force as of the Effective Date of this Modification No. 2.

            n. Modification No. 1 to Lease. From and after the Rent Start Date, Modification No. 1 to Lease, executed by Landlord and Tenant on September 15, 1999, shall cease to have any continuing effect and Tenant's rights, duties and obligations with respect to the Initial Expansion Space and the Additional Expansion Space shall be pursuant to the Lease as modified by this Modification No. 2.

        3. Agreement to Lease Premises and Pay Basic Monthly Rent, Additional Rent and Other Charges. Between the Effective Date hereof and the Rent Start Date, Tenant shall continue to lease the Premises and pay Basic Rent, Additional Rent and Other Charges on the terms and conditions required by the Lease. From and after the Rent Start Date, Tenant agrees to and shall lease from Landlord, and Landlord hereby agrees to and shall, lease the Premises (inclusive of the Additional Expansion Space) to Tenant for the period up to and including the Extended Term Expiration Date, on the terms and conditions set forth in the Lease as amended and modified by this Modification No. 2. From and after the Rent Start Date, during each and every month of each Lease Year thereafter, Tenant agrees to and shall pay Landlord the monthly Basic Rent set forth in this Modification No. 2; and from and after December 31, 2000, Tenant agrees to and shall pay Tenant's Share of Increases in Basic Operating Costs and Taxes over the Basic Operating Costs and Taxes paid or incurred by Landlord during the Base Expense Year.

        4. Landlord's Obligations. At Landlord's cost and expense, but which cost and expense shall be included in Basic Operating Costs:

            a. Landlord shall be responsible for placing and keeping the Building and all Building systems located outside the Premises (including, without limitation, fire, safety, security and elevators) in compliance with all governmental regulations, codes, rules, laws, including environmental laws and the Americans with Disabilities Act.

            b. Not later than May 31, 2000, Landlord shall replace the component systems (i.e., the relays, switches, motors and electrical devices but not the elevator cars or doors) servicing the three (3) passenger elevators in the Building.

        5. Whole Agreement. This Modification No. 2 sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements concerning the subject matter of this Modification No. 2. As amended herein, the Lease between the parties shall remain in full force and effect. In case of any inconsistency between the provisions of the Lease and this Modification No. 2, the latter provisions shall govern and control. Under no circumstances shall this Modification No.2 be deemed to grant any right to Tenant to further expand the Premises or extend the term.


                                       7              November 22, 1999 (1:10pm)

        6. Not An Offer. Submission of this Modification No. 2 by Landlord to Tenant is not an offer to enter this Modification No. 2, but a solicitation for such an offer from Tenant. Landlord shall not be bound by this Modification No. 2 until Landlord has executed and delivered the same to Tenant.

        IN WITNESS WHEREOF, the Landlord and Tenant have duly executed this Modification No. 2 as of the date set forth below, in San Francisco, California. Notwithstanding the actual date of execution, this Modification No. 2 shall for all purposes be deemed effective as of the Effective Date first above written.

LANDLORD                                        TENANT
--------                                        ------
222 SUTTER LIMITED PARTNERSHIP,                 MAIDEN INTERACTIVE STUDIO CORP.,
a Delaware limited partnership,                 a California corporation dba
                                                NOVO INTERACTIVE

By:  MRP DEVELOPMENT 222 SUTTER,
     INC., a Delaware corporation, as
     general partner
                                                By:   /s/ KIM VOGEL
                                                    ----------------------------
                                                Name:
                                                     ---------------------------
     By:                                        Title:
        ---------------------------------              -------------------------
     Name:
          -------------------------------
     Title:
           ------------------------------
                                                By:
                                                    ----------------------------
                                                Name:
                                                     ---------------------------
     Date:                                      Date:
          -------------------------------              -------------------------


                                       8              November 22, 1999 (1:10pm)

                        EXHIBIT "A" TO MODIFICATION NO. 2


                FLOOR PLAN FOR PREMISES (INCLUDING THE ADDITIONAL
                                EXPANSION SPACE)


                                 TO BE ATTACHED


                                       1              November 22, 1999 (1:10pm)

                        EXHIBIT "B" TO MODIFICATION NO. 2

                 FOURTH/FIFTH FLOOR TENANT IMPROVEMENT AGREEMENT

                             [TENANT PERFORMS WORK]
                                   [ALLOWANCE]


        This FOURTH/FIFTH FLOOR TENANT IMPROVEMENT AGREEMENT ("WORK LETTER") is executed simultaneously with that certain SECOND MODIFICATION AND AMENDMENT TO LEASE ("MODIFICATION No. 2") dated November , 1999 ("EFFECTIVE DATE"), by and between 222 SUTTER LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and MAIDEN INTERACTIVE STUDIO CORP., a California corporation dba NOVO INTERACTIVE ("TENANT"). This Modification No. 2 modifies and amends that certain 222 Sutter Street office Lease dated August 8, 1996 (as first amended on September 15, 1999) by and between Landlord and Tenant for certain space in the building ("BUILDING") located at 222 Sutter Street in the City and County of San Francisco, California. This Work Letter pertains to a portion of the fourth
(4th) floor and the entire fifth (5th) floor ("4TH & 5TH FLOOR SPACE") in the Building. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease and or Modification No. 2, as appropriate.

        For and in consideration of the agreements set forth in the Lease and in Modification No. 2, Landlord and Tenant hereby agree as follows:

        1. TENANT'S INITIAL PLANS; THE WORK. Tenant shall perform certain leasehold improvement work in the 4th & 5th Floor Space in substantial accordance with the plan or plans (collectively, the "INITIAL PLAN") prepared by
Lundberg Design dated      and last revised       , a copy or copies of which
is/are attached hereto as Schedule "1". Such work, as shown in the Initial Plan and as more fully detailed in the Working Drawings (as defined and described in Paragraph 2 below), shall be hereinafter referred to as the "FOURTH/FIFTH FLOOR TENANT IMPROVEMENTS". Prior to commencing the Fourth/Fifth Floor Tenant Improvements, Tenant shall furnish Landlord with working drawings, ("WORKING DRAWINGS") consistent with the Initial Plan. All plans, drawings, specifications and other details describing the Fourth/Fifth Floor Tenant Improvements which have been or are hereafter furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Additional Fourth/Fifth Floor Tenant Improvements (as defined in Paragraph 7 below) because, in Landlord's reasonable opinion, the work, as described in any such item, or the Additional Fourth/Fifth Floor Tenant Improvements, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or their occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would violate any governmental laws, rules or ordinances (or interpretations thereof); (d) contains or uses hazardous or toxic materials or substances (except as customarily used or contained in similar


                                        1             November 22, 1999 (1:10pm)

work); (e) would in Landlord's reasonable opinion adversely affect the exterior appearance of the Building; (f) adversely affects another tenant's premises in the Building; or (g) is prohibited by any ground lease affecting the Building or any mortgage, trust deed or other instrument encumbering the Building. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. The approval by Landlord of the Fourth/Fifth Floor Tenant Improvements or the Initial Plan or any other plans, drawings, specifications or other items associated with the Fourth/Fifth Floor Tenant Improvements shall not constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the 4th & 5th Floor Space.

        2. PERFORMANCE OF THE FOURTH/FIFTH FLOOR TENANT IMPROVEMENTS: ALLOWANCE. Tenant and Tenant's contractors (who are approved by Landlord in advance) shall perform the work of installing and constructing the Fourth/Fifth Floor Tenant Improvements. Landlord shall pay for a portion of the cost thereof (the "COST OF THE FOURTH/FIFTH FLOOR TENANT IMPROVEMENTS") in an amount not to exceed Four Hundred Twelve Thousand Three Hundred Eighty and no/l00 dollars ($412,380.00) (such amount being $20.00 per square foot of Net Rentable Area of the 4th & 5th Floor Space which is to be improved, as described in the Working Drawings) (the "ALLOWANCE"), and Tenant shall pay for the entire Cost of the Fourth/Fifth Floor Tenant Improvements in excess of the Allowance. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Allowance specified above exceeds the Cost of the Fourth/Fifth Floor Tenant Improvements. For purposes of this Agreement, the term "COST OF THE FOURTH/FIFTH FLOOR TENANT IMPROVEMENTS" shall mean and include any and all costs and expenses of the Fourth/Fifth Floor Tenant Improvements, including, without limitation, the cost of the Working Drawings and of all labor (including overtime) and materials constituting the Fourth/Fifth Floor Tenant Improvements, plus a fee equal to three percent (3%) of the Cost of the Fourth/Fifth Floor Tenant Improvements for Landlord's administration, overhead and field supervision associated therewith.

        3. SUBSTANTIAL COMPLETION. The Work shall be deemed to be "substantially completed" for all purposes under this Work Letter and the Lease if and when (a) Landlord, Tenant and Landlord's architect have conducted a final walk-through physical inspection of the 4th & 5th Floor Space and have agreed in good faith on any "punchlist" items that remain to be completed, and (b) Tenant's architect issues a written certificate to Landlord and Tenant, certifying that the Fourth/Fifth Floor Tenant Improvements has been substantially completed (i.e., completed except for the referenced "punchlist" items agreed in good faith by the parties) in substantial compliance with the Working Drawings.

        4. PAYMENT OF ALLOWANCE. Landlord shall pay the Allowance to Tenant (or upon the written instruction of Tenant, directly to Tenant's general contractor or Tenant's architect) in four (4) installments: the first, second and third installments shall each be in that amount which is equal to thirty percent
(30%) of the Allowance; and the fourth installment shall be in that amount which is equal to ten (10%) of the Allowance.



                                       2              November 22, 1999 (1:10pm)

            (a) The first installment of thirty percent (30%) of the Allowance will be due and payable by Landlord within ten (10) business days of the date which is the last of:

                (i) The date Tenant's architect issues and delivers to Landlord a certificate to the effect that approximately one-third (1/3) of the Fourth/Fifth Floor Tenant Improvements have been completed in a good and workmanlike fashion in accordance with the Working Drawings.

                (ii) The date Tenant delivers to Landlord fully executed Conditional Lien Releases Upon Receipt of Payment from Tenant's general contractor and each subcontractor working on the Fourth/Fifth Floor Tenant Improvements.

            (b) The second installment of thirty percent (30%) of the Allowance will be due and payable by Landlord within ten (10) business days of the date which is the last to occur of:

                (i) The date Tenant's architect issues and delivers to Landlord a certificate to the effect that approximately two-thirds (2/3's) of the Fourth/Fifth Floor Tenant Improvements have been completed in a good and workmanlike fashion in accordance with the Working Drawings.

                (ii) The date Tenant delivers to Landlord fully executed Conditional Lien Releases Upon Receipt of Payment from Tenant's general contractor and each subcontractor working on the Fourth/Fifth Floor Tenant Improvements.

            (c) The third installment of thirty percent (30%) of the Allowance will be due and payable by Landlord within ten (10) business days of the date which is the last to occur of:

                (i) The date Landlord, Tenant and Landlord's architect have completed a final walk-through physical inspection of the 4th & 5th Floor Space and have agreed in good faith on any "punchlist' items that remain to be completed.

                (ii) The date Tenant's architect delivers to Landlord a written certificate that the Fourth/Fifth Floor Tenant Improvements have been substantially completed.

                (iii) The date Tenant delivers to Landlord fully executed Conditional Lien Releases Upon Receipt of Payment from Tenant's general contractor and each subcontractor working on the Fourth/Fifth Floor Tenant Improvements.

            (d) The fourth installment of ten percent (10%) of the Allowance will be due and payable by Landlord within ten (10) business days from the date which is the last to occur of:

                (i) The date Tenant's architect issues and delivers a written certificate to Landlord certifying that the Fourth/Fifth Floor Tenant Improvements have been



                                       3              November 22, 1999 (1:10pm)
finally completed (i.e., all "punchlist items" have been completed, all certificates of occupancy have been issued by all governmental agencies asserting jurisdiction over the Building and the Fourth/Fifth Floor Tenant Improvements) in compliance with the Initial Plan and the Working Drawings (hereinafter, the "DATE OF FINAL COMPLETION");

                (ii) The date which is thirty-five (35) calendar days following the Date of Final Completion.

                (iii) The date Tenant delivers to Landlord fully executed Unconditional Lien Releases Upon Receipt of Final Payment from Tenant's general contract and each subcontractor working on the Fourth/Fifth Floor Tenant Improvements.

        5. TENANT ACCESS. Landlord shall grant Tenant access to the 4th & 5th Floor Space on the Extended Term Commencement Date, or if said space is vacant prior to the Extended Term Commencement Date then prior to said Date (at Landlord's discretion), to allow Tenant to construct and install the Fourth/Fifth Floor Tenant Improvements in the 4th & 5th Floor Space. Tenant's access to the 5th Floor Premises shall be subject to the following conditions:

            (a) Tenant shall deliver to Landlord each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for the construction and installation of the Fourth/Fifth Floor Tenant Improvements; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the 4th & 5th Floor Space on behalf of Tenant to perform the Fourth/Fifth Floor Tenant Improvements or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the 4th & 5th Floor Space; (iii) copies of all contracts, subcontracts and material purchase orders pertaining to Fourth/Fifth Floor Tenant Improvements; (iv) copies of all plans and specifications pertaining to the Fourth/Fifth Floor Tenant Improvements; (v) copies of all licenses and permits required in connection with the performance of the Fourth/Fifth Floor Tenant Improvements; (vi) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, damages and liabilities which may arise in connection with the Fourth/Fifth Floor Tenant Improvements; and (vii) assurances of the ability of Tenant to pay for all of the Fourth/Fifth Floor Tenant Improvements and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of the Fourth/Fifth Floor Tenant Improvements.

            (b) Such access by Tenant and its representatives shall be subject to scheduling approved by Landlord.

            (c) Tenant's employees, agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony and not interfere with Landlord's work in common areas of the Building, or the general operation of the Building. If at any time any such person representing Tenant shall cause or threaten to cause such disharmony or interference, including labor disharmony, and Tenant fails to immediately institute and maintain such


                                       4              November 22, 1999 (1:10pm)
corrective actions as directed by Landlord, then Landlord may remove said person or persons from the Building.

            (d) Any such entry into and occupancy of the 4th & 5th Floor Space prior to the Extended Term Commencement Date by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease and excluding only the covenant to pay Basic Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of the Fourth/Fifth Floor Tenant Improvements made in or about the 4th & 5th Floor Space or to property placed therein prior to the Extended Term Commencement Date, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to the 4th & 5th Floor Space or to any portion of the Fourth/Fifth Floor Tenant Improvements caused by Tenant or any of Tenant's employees, agents, contractors, workmen or suppliers. In the event that the performance of the Fourth/Fifth Floor Tenant Improvements Tenant's causes extra costs to Landlord or requires the use of elevators during hours other than 8:00 a.m. to 6:00 p.m. on Monday through Friday (excluding holidays) or of other Building services, Tenant shall reimburse Landlord for such extra cost and/or shall pay Landlord for such elevator service or other Building services at Landlord's standard rates then in effect.

        6. LEASE PROVISIONS. The terms and provisions of the Lease, Insofar as they are applicable to this Fourth/Fifth Floor Tenant Improvements Letter, are hereby incorporated herein by reference.

        7. MISCELLANEOUS.

            (a) This Fourth/Fifth Floor Tenant Improvements Letter shall be governed by the laws of the State of California.

            (b) This Fourth/Fifth Floor Tenant Improvements Letter may not be amended except by a written instrument signed by the party or parties to be bound thereby.

            (c) Any person signing this Fourth/Fifth Floor Tenant Improvements Letter on behalf of Tenant warrants and represents he/she has authority to sign and deliver this Fourth/Fifth Floor Tenant Improvements Letter and bind Tenant.

            (d) Notices under this Fourth/Fifth Floor Tenant Improvements Letter shall be given in the same manner as under the Lease.

            (e) The headings set forth herein are for convenience only.

            (f) This Fourth/Fifth Floor Tenant Improvements Letter sets forth the entire agreement of Tenant and Landlord regarding the Fourth/Fifth Floor Tenant Improvements.

            (g) In the event that the final Working Drawings are included as part of the Initial Plan attached hereto, or in the event Tenant performs the Fourth/Fifth Floor Tenant Improvements without the necessity of preparing Working Drawings, then whenever the term


                                       5              November 22, 1999 (1:10pm)

Working Drawings is used in this Fifth Floor Tenant Improvement Letter, such term shall be deemed to refer to the Initial Plan and all supplemental plans and specifications approved by Landlord.

        8. EXCULPATION OF LANDLORD AND MADISON MARQUETTE RETAIL SERVICES, INC. Notwithstanding anything to the contrary contained in this Fourth/Fifth Floor Tenant Improvements Letter, it is expressly understood and agreed by and between the parties hereto that:

            (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Fourth/Fifth Floor Tenant Improvements Letter (collectively, "LANDLORD'S FOURTH/FIFTH FLOOR TENANT IMPROVEMENTS LETTER UNDERTAKINGS") shall extend only to Landlord's interest in the Building and not to any other assets of Landlord or its officers, directors or shareholders; and

            (b) Except to the extent of Landlord's interest in the Building, no personal liability or personal responsibility of any sort with respect to any of Landlord's Fourth/Fifth Floor Tenant Improvements Letter Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord or Madison Marquette Realty Services, Inc. or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

        IN WITNESS WHEREOF, this Fourth/Fifth Floor Tenant Improvements Letter Agreement is executed as of the ________ day of ____________________, 1999

LANDLORD                                TENANT

222 SUTTER LIMITED PARTNERSHIP,         MAIDEN INTERACTIVE STUDIO CORP.,
a Delaware limited partnership,         a California corporation dba
                                        NOVO INTERACTIVE

By:   MRP DEVELOPMENT 222 SUTTER,
      INC., a Delaware corporation, as
      general partner
                                                By:
                                                    ----------------------------
                                                Name:
                                                     ---------------------------
     By:                                        Title:
        ---------------------------------              -------------------------
     Name:
          -------------------------------
     Title:
           ------------------------------
                                                By:
                                                    ----------------------------
                                                Name:
                                                     ---------------------------
     Date:                                      Date:
          -------------------------------              -------------------------

                                       6              November 22, 1999 (1:10pm)

                                                       [ONELEASE LETTERHEAD]

INFORMATION TECHNOLOGY
   LEASE AGREEMENT

====================================================================================================================================
LESSEE INFORMATION
====================================================================================================================================
LESSEE LEGAL NAME                                                               ADDRESS
                                NOVO MEDIA GROUP                                             222 SUTTER STREET, 6TH FLOOR
------------------------------------------------------------------------------------------------------------------------------------
CITY                            COUNTY              STATE                       ZIP                    PHONE NUMBER
     SAN FRANCISCO                                          CA                      94108              (415) 646-7000
====================================================================================================================================
EQUIPMENT DESCRIPTION
====================================================================================================================================
     DESCRIPTION OF EQUIPMENT LEASED         MAKE AND TYPE          MODEL NUMBER          SERIAL NUMBER          UNIT QUANTITY
     NEW (X) USED ( ) REFURBISHED ( )
------------------------------------------------------------------------------------------------------------------------------------
            See Schedule A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   EQUIPMENT LOCATION SAME (X) OTHER ( )    ADDRESS                            CITY                STATE         ZIP
====================================================================================================================================
TERM AND PAYMENT SCHEDULE
====================================================================================================================================
     TERM IN MONTHS     LEASE PAYMENTS: (X) MONTHLY ( ) QUARTERLY ( ) OTHER       AT THE TIME OF THIS LEASE AGREEMENT YOU AGREE TO
          24            $    2,067.37                 _____MONTHS AT $_____     PAY: 2 LEASE PAYMENT(S), IN ADVANCE AND INCLUDE A
                         ------------------           _____MONTHS AT $_____     CHECK IN THE AMOUNT OF:
                           (TAX INCLUDED)             _____MONTHS AT $_____                    $    4,134.74
--------------------------------------------------------------------------------               -----------------
AT THE EXPIRATION OF THIS LEASE,             FAIR MARKET VALUE PURCHASE OPTION    IF MORE THAN ONE LEASE PAYMENT IS REQUIRED IN
AND IF YOU ARE NOT IN DEFAULT, YOU WILL  ---                                    ADVANCE THE ADDITIONAL AMOUNT (LESS APPLICABLE TAX
HAVE THE FOLLOWING PURCHASE OPTION           10% PURCHASE OPTION                ASSOCIATED WITH THE FIRST PAYMENT) WILL BE HELD AS
                                         ---                                    SECURITY AND APPLIED AT THE END OF THE ORIGINAL
                                          X  $1.00 PURCHASE                     LEASE TERM.
                                         ---                                       IF YOU ARE TAX EXEMPT PLEASE ATTACH CERTIFICATE
                                                                                AND WRITE YOUR TAX EXEMPT #__________________.
====================================================================================================================================
LESSEE SIGNATURE
====================================================================================================================================
LESSEE LEGAL NAME                                     LEASE GUARANTY
                   NOVO MEDIA GROUP                   THE UNDERSIGNED GUARANTEES THAT THE LESSEE WILL MAKE ALL PAYMENTS AND ALL
----------------------------------------------------  OTHER CHARGES REQUIRED UNDER THIS LEASE AGREEMENT WHEN THEY ARE DUE AND WILL
AUTHORIZED SIGNATURE                                  PERFORM ALL OTHER OBLIGATIONS UNDER THIS LEASE AGREEMENT. THE UNDERSIGNED
(X)  /S/ KIM VOGEL                                    ALSO WAIVES ANY NOTIFICATION IF THE LESSEE IS IN DEFAULT AND CONSENTS TO ANY
----------------------------------------------------  EXTENSIONS OR MODIFICATIONS GRANTED TO THE LESSEE. IN THE EVENT OF A DEFAULT
PRINT AUTHORIZED SIGNATURE                            THE UNDERSIGNED WILL IMMEDIATELY PAY IN ACCORDANCE WITH ANY DEFAULT PROVISIONS
     KIM VOGEL                                        OF THIS LEASE AGREEMENT AND ALL SUMS DUE UNDER THE TERMS OF THIS LEASE
----------------------------------------------------  AGREEMENT.
AUTHORIZED SIGNOR TITLE           DATED
     CFO                                 7/7/99       SIGNED (X) /S/ ANTHONY WESTREICH     SIGNED (X)
                                                             ----------------------------         ----------------------------
                                                      PRINT NAME  Anthony Westreich        PRINT NAME
                                                                  -----------------------             ------------------------
                                                                                    (DO NOT PRINT TITLE)
====================================================================================================================================
LEASE AGREEMENT
====================================================================================================================================

Throughout this agreement the words "We," "Our," and "Us" refer to the lessor indicated below and the words "You" and "Your" refer to the lessee indicated above. You agree to lease the equipment described above and agree to the terms and conditions of this Lease
Agreement. You agree to pay the lease payments shown above in accordance with the payment schedule outlined. We may adjust your payment up or down by no more than 15% if the invoiced costs are different than the amount we used to calculate the lease payments shown above. You are responsible for arranging delivery of the equipment described above. The lease will begin when the equipment described above is delivered and installed. Unless you notify us within 10 days of installation, you unconditionally accept the equipment. We may require you to provide us a signed delivery and acceptance certificate.

FAXED AND COPIED DOCUMENT:

The parties intend and agree that a carbon copy, photocopy or facsimile of this document with their signature thereon shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an original signature document for all purposes, including all matters of addenda and the "best address" rules.

LATE FEES AND COLLECTION CHARGES:

If any lease payment or other amount payable to us is not paid within ten (10) days of its due date, you agree to pay us a late charge of 15% of the amount which is late, or if less, the maximum amount allowable under applicable law. You also agree to pay us twenty dollars ($20.00) for each check returned for insufficient funds.

NO WARRANTY:

We are leasing the equipment to you as is. You acknowledge that we do not manufacture the equipment and that you have selected the equipment and the supplier based on your own judgment. We grant no warranties, express or implied, including warranties of merchantability or fitness for a particular purpose in connection with this agreement. You agree to continue making payments to us under this lease regardless of any claims you make against the manufacturer or supplier. We transfer to you for the term of this lease any warranties made by the manufacturer or the supplier.

EQUIPMENT/SOFTWARE LOCATION USE AND REPAIR:

You will keep and use the equipment/software only at the location shown above. You agree that the equipment/software cannot be moved without advance written permission. You are responsible for keeping the equipment/software in good repair, condition, and working order. Lessee may make alterations, modifications or attachments to the Software and Equipment so long as not in violation of the Software License Agreement. Any alterations, unless consented to by the Software Licensor, shall not be made to the original Software, but only copy. All alterations, modifications and attachments to the Equipment/Software which cannot be readily removed without damaging the function, use or economic value of the Equipment/Software shall immediately become a part of the
Equipment/Software and property of the Lessor. The bankruptcy of the Software Licensor or Equipment/Software manufacturer or vendor shall not be a valid excuse for Lessee to terminate Lease Payments of Lessor. Lessee shall take all action necessary to protect Lessor's rights to use the Software under Section 365 of the Bankruptcy Code. Lessee shall elect to retain its rights under the Bankruptcy Code to use the Software, and to the extent the Software License grants customer access to the source code,
Lessee shall make written request under the Bankruptcy Code of the Bankruptcy Trustee to obtain the source code. Except for normal wear and tear, you are responsible to protect the equipment/software from damage or any kind of loss and will continue to make payments if any damage or loss occurs. We are not responsible for any losses or damages caused by the installation or use of the equipment/software, or from any other kind of loss while you have the equipment/software. Unless you notify us at least 30 days prior to the expiration of the lease of your intention to exercise a purchase option if outlined above, this lease will automatically renew for successive 30 day periods until you exercise an option or return the equipment/software and the original and all backup copies of the software, including documentation, to us. If you elect to return the equipment/software to us, it must be returned to the location that we designate at your expense. In addition, you agree to pay us a "restocking fee" equal to one (1) base lease payment.

OWNERSHIP AND TITLE:

We are the owner of the equipment and have title to the equipment. You authorize us to record UCC financing statements and appoint us as attorney-in-fact to execute on your behalf any financing statements to show our interest in the equipment.

INSURANCE:

You will provide at your expense, property insurance for the equipment, naming us as loss payee. You will also obtain a public liability insurance policy covering any personal injury or third-party property damage, naming us as an additional insured. You will provide us evidence of such insurance when requested. If you do not, we may at our option buy such insurance for you and include such insurance costs and our fees to the payment amounts due from you under this lease or charge you a monthly risk charge of $7.50 per month plus administrative expenses.

TAXES AND UCCs:

You will pay when due, all taxes, fines and penalties relating to the use or our ownership of the equipment under this lease. Your payments shown above do not include any applicable fees. We will include any applicable taxes and fees, and invoice you for those taxes. You agree to pay the taxes and fees in addition to your payment. If we pay any taxes, fees or penalties for you, you will pay us on demand the amount we had paid on your behalf plus an administrative fee equal to 10% of the property tax bill as per our invoice. You agree to pay us a documentation fee of $75.00 to cover our expenses in processing this lease and filing documents presented by the Uniform Commercial Code or other laws associated with the equipment described above.

DEFAULTS:

If you do not pay your monthly payment within ten (10) days of its due date, or you breach any of the terms or conditions of this lease, you will be in default of this lease and any other agreement with us or any of our other affiliates. If you default, we may require any consideration of the following: (1) pay the remaining balance of the lease, (2) pay the residual value of the lease, (3)
return all of the equipment. We can use any and all remedies available to use under the Uniform Commercial Code or any other laws.
If we have to take possession of the equipment, you agree to pay the cost of repossession. You agree we are not responsible for any consequential or incidental damages related to the default or actions taken by us in the event of a default. You agree to pay us reasonable attorney's fees and costs connected with any legal action we may take in the event of your default. In the event of your default under this lease, we may retain any security deposits to insure your performance under this lease. At the termination of this lease, if you are not in default, any security deposit will be refunded to you with interest.

ASSIGNMENT:

You have the right to sell, transfer, assign or sublease the equipment or this lease. We may sell, assign or transfer this lease or our rights in the equipment without notice to you. You agree that if we sell, assign or transfer this lease, the new owner will have the same rights or benefits we have now. You agree that the rights of the new owner will not be subject to any claim, defense or setoff that you may have against us.

ARTICLE 2A RIGHTS AND REMEDIES:

You agree that this lease is a finance lease as that term is defined in Article 2A of the Uniform Commercial Code ("UCC"). You
hereby agree to waive any and all rights and remedies granted to you by sections 2A-508 through 2A-522 of the UCC.

CHOICE OF LAW:

You agree that, because we countersigned and accepted the terms of this lease in West Chester, Pennsylvania, that this lease was entered into in the Commonwealth of Pennsylvania and that this lease shall be governed by and interpreted according to the laws of the Commonwealth of Pennsylvania. You and we expressly waive any right to a trial by jury.

ABSOLUTE OBLIGATIONS:

Your obligation to pay the lease payments and other sums and all other obligations hereunder shall be absolute and unconditional and are not subject to any abandonment, set-off, defense or counterclaim for any reason whatsoever. You agree that the terms and conditions contained in this lease make up the entire agreement between you and us regarding the lease of the equipment. Any change in any of the terms and conditions of this lease shall be in writing and signed by us. You agree that any delay or failure to enforce our rights under this lease does not prevent us from enforcing any right at a later date. All of our rights and indemnities will survive the termination of this agreement.
====================================================================================================================================

This lease may not be terminated early. This lease is not binding on us until we sign below. This lease and the equipment are intended for business purposes only.

------------------------------------------------------------------------------------------------------------------------------------
LESSOR:                                 BY:                            TITLE                  ACCEPTED ON

FIDELITY LEASING, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                 THIS IS THE ENTIRE LEASE AGREEMENT
                                   The OneLease program is administered by Fidelity Leasing, Inc.

                                   SCHEDULE A

SCHEDULE FORMING PART OF LEASE BETWEEN FIDELITY LEASING, INC., LESSOR AND NOVO MEDIA GROUP-d/b/a NOVO INTERACTIVE LESSEE. DATED JULY 7, 1999, LEASE NUMBER 53331.

AltiGen All-In One Communications Server
-  Complete NT FILE Server-Intel P II 333 MHz CPU, 256 MB, (2) 9.1 GB UW SCSI,
   3.5 Floppy, 32 X CD ROM, 3 Com 905TX
   -  1 T1 Card
   -  7 AltiGen Quantum Boards providing 4 analog trunks 80 extensions
   -  42 Ports of VoiceMail
   -  AltiWare Software OE 3.0 Port License 128
   -  AltiConsole Software
   -  Installation of Hardware & Software
   -  Configuration of Phone System including Music on Hold
   -  Training of Telephone System Administrator & End Users
   -  One Year Warranty
   -  30 Norel 9216 Refurbished Telephones

Valcom Mode V2006A Paging System

THIS SCHEDULE SHALL HEREAFTER FORM PART OF THE AFOREMENTIONED LEASE.

------------------------------------------------------------------------------
LESSEE:          NOVO MEDIA GROUP d/b/a NOVO INTERACTIVE

AUTHORIZED SIGNATURE: /s/ KIM VOGEL
                     --------------------------------------------------------

PRINT NAME   Kim Vogel      TITLE      CFO            DATE      7/7/99
          -----------------      --------------------     -------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
LESSOR:          FIDELITY LEASING, INC.

AUTHORIZED SIGNATURE:
                     --------------------------------------------------------

PRINT NAME                  TITLE                     DATE
          -----------------      --------------------     -------------------
------------------------------------------------------------------------------